                                                            THE OAKMARK FUND

                                                            THE OAKMARK
                                                            SELECT FUND

                                                            THE OAKMARD SMALL
                                                            CAP FUND

                                                            THE OAKMARK EQUITY
                                                            AND INCOME FUND

                                                            THE OAKMARK
                                                            GLOBAL FUND

                                                            THE OAKMARK
                                                            INTERNATIONAL FUND

                                                            THE OAKMARK
                                                            INTERNATIONAL SMALL
                                                            CAP FUND



                               1ST QUARTER REPORT

                                DECEMBER 31, 2000



ADVISED BY HARRIS ASSOCIATES L.P.
                                                            [LOGO]

THE OAKMARK FAMILY OF FUNDS

     2001 FIRST QUARTER REPORT
     --------------------------------------------------------------------------


     LETTER FROM THE CHAIRMAN AND PRESIDENT ................................1

     THE OAKMARK FUND
       Letter from the Portfolio Managers ..................................2
       Schedule of Investments .............................................5

     THE OAKMARK SELECT FUND
       Letter from the Portfolio Managers ..................................8
       Schedule of Investments.............................................11

     THE OAKMARK SMALL CAP FUND
       Letter from the Portfolio Managers .................................13
       Schedule of Investments ............................................16

     THE OAKMARK EQUITY AND INCOME FUND
       Letter from the Portfolio Managers .................................19
       Schedule of Investments ............................................22

     THE OAKMARK GLOBAL FUND
       Letter from the Portfolio Managers .................................26
       Global Diversification Chart .......................................29
       Schedule of Investments ............................................30

     THE OAKMARK INTERNATIONAL FUND
       Letter from the Portfolio Managers .................................33
       International Diversification Chart ................................36
       Schedule of Investments.............................................37

     THE OAKMARK INTERNATIONAL SMALL CAP FUND
       Letter from the Portfolio Managers .................................41
       International Diversification Chart ................................44
       Schedule of Investments ............................................45

     TRUSTEES AND OFFICERS ................................................53

     FOR MORE INFORMATION
     Access our web site at www.oakmark.com to obtain a prospectus, an application or periodic reports, or call 1-800-OAKMARK (1-800-625-6275) or
     (617) 578-1329.

     WEB SITE AND 24-HOUR NET ASSET VALUE HOTLINE
     Access our web site at www.oakmark.com to obtain the current net asset value of a fund, or call 1-800-GROWOAK (1-800-476-9625).

     TO COMMENT ON SHAREHOLDER SERVICES
     E-mail us at ServiceComments@oakmark.com.

LETTER FROM THE CHAIRMAN AND PRESIDENT

DEAR FELLOW SHAREHOLDERS,

     The year 2000 proved to be a turning point for value investors, as a focus on stock valuations drove investors to more traditional companies at the expense of technology and Internet stocks. As such, our portfolios performed well since we remained committed to buying high-quality companies trading at significant discounts to their underlying value.

     In our last letter we provided a performance summary of our funds versus the major indices since the NASDAQ's market peak of March 10. Below, you'll see an update of this information through the end of the year:

----------------------------------------------------------------
                                      % RETURN FROM MARKET
                                      HIGH ON MARCH 10 TO
     FUND                             DECEMBER 31, 2000
----------------------------------------------------------------
  The Oakmark Fund                           40.89%
  The Oakmark Select Fund                    29.54%
  The Oakmark Small Cap Fund                 11.01%(5)
  The Oakmark Equity and
  Income Fund                                20.14%(6)
  S&P 500 (w/inc)(1)                         -4.50%
  NASDAQ Composite(2)                       -50.99%
  The Oakmark Global Fund                    25.13%(7)
  The Oakmark International Fund             17.29%
  The Oakmark International
  Small Cap Fund                             -2.29%
  MSCI World Index(3)                        -8.13%
  MSCI EAFE Index(4)                        -13.44%
----------------------------------------------------------------

     This performance obviously does not span the full year. However, it does illustrate a significant shift in favor toward our value style -- and points out that our focus on reward AND risk is critical for our investors. We remain extremely confident in the continued attractiveness of our portfolios, with the price-earnings (P/E)(8) gap between our portfolios and market averages suggesting we are very well positioned.

     Many clients have asked about our interest in the technology sector, especially since scores of these companies have seen sizeable corrections. We are slowly starting to look at technology stocks, and are buying a few, but believe that many companies remain overpriced relative to their underlying business value. Therefore, we continue to find the best values in more traditional companies. We will be willing to make more significant investments in technology companies when values become compelling.

     We'd like to thank you for the positive comments we've received about our website. Investors continue to visit www.oakmark.com to read manager commentary and recent news, view performance and top holdings, and to access account information. During the year we were pleased to add transaction capabilities, and we invite you to access your account so that you may perform transactions online.

     Value investors should be encouraged by what happened in 2000. Investment styles move in cycles -- and tend not to be short. We saw growth outperform value for several years, and we view this period as the BEGINNING of a shift toward value, not the end.

     We appreciate your continued investment and wish you the best in 2001.

/s/ Victor A. Morgenstern

VICTOR A. MORGENSTERN
CHAIRMAN

/s/ Robert M. Levy

ROBERT M. LEVY
PRESIDENT


January 4, 2001

CLOSING NOTE: AFTER 31 YEARS AT HARRIS ASSOCIATES, VICTOR MORGENSTERN IS RETIRING. ALL OF US WOULD LIKE TO THANK HIM FOR THE SIGNIFICANT CONTRIBUTION HE HAS MADE TO THE FIRM. VICTOR'S VALUABLE EXPERIENCE AND STEWARDSHIP WILL CONTINUE TO PROVIDE OVERSIGHT TO THE OAKMARK FAMILY OF FUNDS IN HIS CONTINUING ROLE AS TRUSTEE AND CHAIRMAN OF THE BOARD. WE LOOK FORWARD TO OUR ONGOING RELATIONSHIP.

THE OAKMARK FUND
     REPORT FROM BILL NYGREN AND KEVIN GRANT, PORTFOLIO MANAGERS

[PHOTO of Bill Nygren]   [PHOTO of Kevin Grant]

--------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (12/31/00) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(1)

[LINE CHART]

                  THE
                  OAKMARK
                  FUND       S&P 500
      08/01/91    $10,000   $10,000
      12/31/91    $13,020   $10,909
      03/31/92    $14,690   $10,634
      06/30/92    $15,230   $10,836
      09/30/92    $16,800   $11,178
      12/31/92    $19,386   $11,741
      03/31/93    $20,927   $12,253
      06/30/93    $21,494   $12,313
      09/30/93    $23,095   $12,631
      12/31/93    $25,300   $12,924
      03/31/94    $24,242   $12,434
      06/30/94    $24,951   $12,486
      09/30/94    $26,663   $13,097
      12/31/94    $26,138   $13,095
      03/31/95    $28,539   $14,370
      06/30/95    $30,303   $15,741
      09/30/95    $32,841   $16,992
      12/31/95    $35,134   $18,015
      03/31/96    $36,386   $18,982
      06/30/96    $37,661   $19,834
      09/30/96    $37,945   $20,447
      12/31/96    $40,828   $22,152
      03/31/97    $42,456   $22,746
      06/30/97    $48,917   $26,716
      09/30/97    $52,009   $28,717
      12/31/97    $54,132   $29,542
      03/31/98    $59,517   $33,663
      06/30/98    $57,909   $34,775
      09/30/98    $49,899   $31,316
      12/31/98    $56,155   $37,985
      03/31/99    $55,888   $39,877
      06/30/99    $62,332   $42,688
      09/30/99    $53,882   $40,023
      12/31/99    $50,277   $45,977
      03/31/00    $45,767   $47,032
      06/30/00    $46,950   $45,783
      09/30/00    $49,815   $45,339
      12/31/00    $56,201   $41,791

12/31/00 NAV(9) $29.99

                                                     AVERAGE ANNUAL TOTAL RETURN(10)
                                                             THROUGH 12/31/00
                                      TOTAL RETURN         FROM FUND INCEPTION
                                      LAST 3 MONTHS*            8/5/91
----------------------------------------------------------------------------------
THE OAKMARK FUND                         12.82%              20.13%
Standard & Poor's 500 Stock
   Index w/inc                           -7.82%              16.41%
Dow Jones Industrial Average w/inc(11)   -0.08%              16.89%
Lipper Large Cap Value Fund Index(12)     0.36%              15.08%

*Not annualized.

The Oakmark Fund increased 12.82% for the quarter ended December 31. This makes three consecutive quarters that the Fund increased in value while the S&P 500 declined. The big story in the stock market continued to be the declining NASDAQ(2). Since its March 10 peak, the NASDAQ declined 50.99% and The Oakmark Fund increased by 40.89%! Although the NASDAQ decline has created some buying opportunities in specific technology companies, we continue to believe that the technology sector is overvalued.

The financial media reporting on the NASDAQ decline in 2000 tended to induce fear -- BIGGEST NASDAQ DROP EVER! Instead, the market action in 2000 should generate confidence. The system works -- when stock prices become disengaged from business reality, the natural forces of supply and demand drive stock prices back toward fair value. We always strive to have our portfolio invested so that we benefit from those forces.

The positive side of supply and demand pushing prices toward fair value is the increase in demand for undervalued stocks. Frequently, this increased demand comes from the corporate sector when companies offer large premiums in acquisitions. In the fourth quarter, we again had a large holding acquired, ACNielsen. On Friday December 15, ACNielsen stock closed at $24 5/8. On the morning of Monday December 18, VNU, a Dutch media company, offered to buy ACNielsen for $36.75 per share, a 50% premium to the market price. That Monday, ACNielsen was our largest holding, accounting for over 4% of the


2  THE OAKMARK FUND
portfolio. The merger has not closed yet, but we sold our stock when the price rose above $36. Waiting for the deal to close hoping to earn the last 75c per share didn't seem like a risk worth taking. Thank you to CEO Nick Trivisonno and the ACNielsen board for realizing that selling the company maximized shareholder value.

-------------------------------------------------
                       TOTAL RETURNS
                  AS OF DECEMBER 31, 2000
  3 Months*                                12.82%
  6 Months*                                19.70%
  1 Year                                   11.78%
  *Not annualized

              AVERAGE ANNUAL TOTAL RETURNS
                AS OF DECEMBER 31, 2000
  3 Year                                    1.26%
  5 Year                                    9.84%
  Since inception                          20.13%
-------------------------------------------------

PORTFOLIO CHANGES
Last year's highly volatile stock market, though viewed negatively by most, created many new opportunities for us. The divergence between a stock's price and its business value is what allows us to buy undervalued companies. Here's a brief explanation of the stocks that were added to our portfolio last quarter.


GANNETT (GCI--62)
Gannett stock price was over $80 a year ago. That price made sense to us. For this exceptional newspaper and broadcasting company, a price of 18 times next year's expected cash earnings seemed well justified. During the year however, GCI fell from over $80 to nearly $50, due largely to concerns about higher newsprint costs and a slowing economy. We believe these cyclical concerns do not affect GCI's intrinsic business value. With the stock now trading at just 13 times our estimates of this year's cash earnings, we are pleased to have the opportunity to own this fine company on our terms.

LIBERTY MEDIA (LMG--12)
This company is a familiar name to long time readers. Through most of the nearly ten year life of The Oakmark Fund, we have held shares in Liberty Media. We sold our position a couple of years ago when we felt the stock price fully reflected underlying business value. Liberty continued rising after we sold and peaked in March at $31, as investors became excited about Internet opportunities for Liberty's wonderful cable TV programming assets. Liberty stock troughed at $11 last quarter, which is well below our estimate of business value. We have always admired Liberty management's singular focus on growing value. Their corporate mission statement is simply "To maximize the per-share-value of our stock over a 5-10 year horizon." We only wish all corporate managements understood that to be their job!

--------------------------------------------------------------------------------
                                   HIGHLIGHTS

- MARKET ACTION IN 2000 ILLUSTRATES THAT THE MARKET WORKS -- WHEN STOCK PRICES BECOME DISENGAGED FROM BUSINESS VALUE, THE NATURAL FORCES OF SUPPLY AND DEMAND DRIVE PRICES BACK TOWARD FAIR VALUE.

- ALTHOUGH THE NASDAQ DECLINE HAS CREATED SOME BUYING OPPORTUNITIES IN SPECIFIC TECHNOLOGY COMPANIES, WE CONTINUE TO BELIEVE THAT THE TECHNOLOGY SECTOR IS OVERVALUED.

- A CORPORATE BUYER ACQUIRED ACNIELSEN AT A SUBSTANTIAL PREMIUM IN THE FOURTH QUARTER.
--------------------------------------------------------------------------------

SARA LEE (SLE--24)
Sara Lee is a diversified manufacturer and marketer of consumer packaged goods. Its well-known stable of brands includes Hanes, L'eggs, Coach, Douwe Egberts, Hillshire Farms and, of course, Sara Lee. The stock, which traded above $30 in 1998, was in the teens for most of this year, despite expectations of 2001 calendar cash EPS of over


                                                             THE OAKMARK FUND  3

$1.65. We became interested in SLE last quarter when they named a new CEO, Steve McMillan. Although we admired ex-CEO John Bryan for building SLE in the 80's and early 90's, we were pleased to see the new CEO shift goals away from sales growth via acquisitions to a tighter focus on growth in per-share value.

--------------------------------------------------------------------------------
                               TOP FIVE INDUSTRIES
                             AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------
INDUSTRIES    Other Consumer
AND % OF       Goods & Services                       12.7%
TOTAL NET     Retail                                   9.9%
ASSETS        Computer Services                        6.2%
              Banks & Thrifts                          4.6%
              Information Services                     4.4%
--------------------------------------------------------------------------------


TERADYNE (TER--36)
Teradyne is a leading producer of test equipment for the semiconductor industry. In March, Teradyne stock peaked at $115; it troughed last quarter at $23! We find TER attractive not just because the stock fell 80%, but because the stock sells at 13 times estimated earnings. Although this industry goes through cycles, we expect continued strong long-term growth for semiconductors. That should allow Teradyne to continue compounding annual earnings at a high-teens growth rate.

--------------------------------------------------------------------------------
                                TOP FIVE HOLDINGS
                             AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------
COMPANY       Mattel, Inc.                             3.7%
AND % OF      Washington Mutual, Inc.                  3.1%
TOTAL NET     Fortune Brands, Inc.                     2.8%
ASSETS        AT&T Corporation                         2.8%
              The Black & Decker
                Corporation                            2.7%
--------------------------------------------------------------------------------

TEXTRON (TXT--47)
Textron is an industrial conglomerate with operations in the aerospace, automotive and finance industries. Textron has an enviable track record of compounding annual EPS(13) growth at more than 10% for the last decade. Textron stock peaked at $98 in 1999 and hit a low of $41 last quarter. At the current price, TXT sells below 8 times expected cash earnings.

Thank you for your patience. The turnaround that began ten months ago helped make 2000 a good year for our Fund. We are well positioned to build on that success in 2001.

/s/ Bill Nygren

WILLIAM C. NYGREN, CFA

Portfolio Manager
bnygren@oakmark.com


/s/ Kevin Grant

KEVIN G. GRANT, CFA

Portfolio Manager
kgrant@oakmark.com

January 8, 2001


4  THE OAKMARK FUND

THE OAKMARK FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2000 (UNAUDITED)

                                                                     Shares Held         Market Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--90.2%
FOOD & BEVERAGE--3.3%
    H.J. Heinz Company                                                 1,125,000       $   53,367,187
    Sara Lee Corporation                                                 807,400           19,831,763
                                                                                        -------------
                                                                                           73,198,950
APPAREL--2.2%
    Jones Apparel Group, Inc. (a)                                      1,327,000       $   42,712,813
    NIKE, Inc., Class B                                                  100,000            5,581,250
                                                                                        -------------
                                                                                           48,294,063
RETAIL--9.9%
    The Kroger Co. (a)                                                 1,975,000       $   53,448,437
    Toys `R' Us, Inc. (a)                                              3,000,000           50,062,500
    Tricon Global Restaurants, Inc. (a)                                1,400,000           46,200,000
    CVS Corporation                                                      630,000           37,760,625
    J.C. Penney Company, Inc.                                          2,909,500           31,640,813
                                                                                        -------------
                                                                                          219,112,375
HOUSEHOLD PRODUCTS--4.2%
    Newell Rubbermaid Inc.                                             1,700,000       $   38,675,000
    Energizer Holdings, Inc. (a)                                       1,504,600           32,160,825
    The Dial Corporation                                               2,052,900           22,581,900
                                                                                        -------------
                                                                                           93,417,725
HOUSEHOLD APPLIANCES--1.7%
    Maytag Corporation                                                 1,160,400       $   37,495,425

OFFICE EQUIPMENT--0.9%
    Xerox Corporation                                                  4,325,000       $   20,003,125

HARDWARE--4.4%
    The Black & Decker Corporation                                     1,522,200       $   59,746,350
    The Stanley Works                                                  1,224,900           38,201,569
                                                                                        -------------
                                                                                           97,947,919
OTHER CONSUMER GOODS & SERVICES--12.7%
    Mattel, Inc.                                                       5,594,400       $   80,783,136
    Fortune Brands, Inc.                                               2,080,200           62,406,000
    H&R Block, Inc.                                                    1,275,300           52,765,537
    Cendant Corporation (a)                                            3,900,100           37,538,463
    Galileo International, Inc.                                        1,311,200           26,224,000
    Ralston Purina Group                                                 750,000           19,593,750
                                                                                        -------------
                                                                                          279,310,886
BANKS & THRIFTS--4.6%
    Washington Mutual, Inc.                                            1,300,000       $   68,981,250
    Bank One Corporation                                                 900,548           32,982,570
                                                                                        -------------
                                                                                          101,963,820
INSURANCE--1.5%
    MGIC Investment Corporation                                          475,000       $   32,032,813


                                                             THE OAKMARK FUND  5

THE OAKMARK FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2000 (UNAUDITED) CONT.

                                                                     Shares Held        Market Value
----------------------------------------------------------------------------------------------------
COMMON STOCKS--90.2% (CONT.)
INFORMATION SERVICES--4.4%
    Moody's Corporation                                                1,489,400       $   38,258,962
    Equifax Inc.                                                       1,220,500           35,013,094
    The Dun & Bradstreet Corporation (a)                                 953,750           24,678,281
                                                                                        -------------
                                                                                           97,950,337
COMPUTER SERVICES--6.2%
    First Data Corporation                                             1,040,000       $   54,795,000
    Electronic Data Systems Corporation                                  890,000           51,397,500
    SunGard Data Systems Inc. (a)                                        640,800           30,197,700
                                                                                        -------------
                                                                                          136,390,200
SEMICONDUCTORS--1.0%
    Teradyne, Inc. (a)                                                   600,000       $   22,350,000

TELECOMMUNICATIONS--4.2%
    AT&T Corp.                                                         3,500,000       $   60,593,750
    Citizens Communications Company (a)                                2,350,000           30,843,750
                                                                                        -------------
                                                                                           91,437,500
TV PROGRAMMING--1.7%
    AT&T Corp. - Liberty Media Group, Class A (a)                      2,806,200       $   38,059,088

PUBLISHING--3.2%
    Knight Ridder, Inc. (a)                                              827,000       $   47,035,625
    Gannett Co., Inc.                                                    372,400           23,484,475
                                                                                        -------------
                                                                                           70,520,100
PHARMACEUTICALS--1.0%
    Chiron Corporation (a)                                               474,000       $   21,093,000

MEDICAL PRODUCTS--0.9%
    Apogent Technologies Inc. (a)                                      1,011,700       $   20,739,850

AUTOMOBILES--2.3%
    Ford Motor Company                                                 1,500,000       $   35,156,250
    DaimlerChrysler AG (b)                                               400,000           16,480,000
                                                                                        -------------
                                                                                           51,636,250
AEROSPACE & DEFENSE--2.9%
    Lockheed Martin Corporation                                        1,000,000       $   33,950,000
    The B.F. Goodrich Company                                            820,000           29,827,500
                                                                                        -------------
                                                                                           63,777,500
INSTRUMENTS--2.3%
    Rockwell International Corporation                                 1,067,300       $   50,830,162

MACHINERY & INDUSTRIAL PROCESSING--4.3%
    Cooper Industries, Inc.                                            1,050,000       $   48,234,375
    Eaton Corporation                                                    602,900           45,330,544
                                                                                        -------------
                                                                                           93,564,919


6  THE OAKMARK FUND

THE OAKMARK FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2000 (UNAUDITED) CONT.

                                                                    Shares Held/
                                                                       Par Value         Market Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--90.2% (CONT.)
BUILDING MATERIALS & CONSTRUCTION--2.3%
    Masco Corporation                                                  1,933,000       $   49,653,937

CHEMICALS--0.2%
    PolyOne Corporation                                                  697,500       $    4,097,813

UTILITIES--2.2%
    TXU Corp.                                                          1,080,000       $   47,857,500

DIVERSIFIED CONGLOMERATES--2.0%
    Textron, Inc.                                                        950,000       $   44,175,000

RECREATION & ENTERTAINMENT--3.7%
    Brunswick Corporation                                              3,024,200       $   49,710,287
    Carnival Corporation                                               1,050,000           32,353,125
                                                                                        -------------
                                                                                           82,063,412

    TOTAL COMMON STOCKS (COST: $1,810,357,029)                                          1,988,973,669

SHORT TERM INVESTMENTS--9.2%

U.S. GOVERNMENT BILLS--0.9%
    United States Treasury Bills, 6.03% due 5/17/2001                $20,000,000       $   19,544,400

    TOTAL U.S. GOVERNMENT BILLS (COST: $19,544,400)                                        19,544,400

COMMERCIAL PAPER--5.9%
    American Express Credit Corporation, 6.52% due 1/3/2001          $10,000,000           10,000,000
    Ford Motor Credit Corp., 6.50%--6.59%
      due 1/2/2001--1/5/2001                                          70,000,000           70,000,000
    General Electric Capital Corporation, 5.90% due 1/2/2001          50,000,000           50,000,000
                                                                                        -------------
    TOTAL COMMERCIAL PAPER (COST: $130,000,000)                                           130,000,000

REPURCHASE AGREEMENTS--2.4%
    State Street Repurchase Agreement, 5.85% due 1/2/2001            $53,438,000           53,438,000

    TOTAL REPURCHASE AGREEMENTS (COST: $53,438,000)                                        53,438,000

    TOTAL SHORT TERM INVESTMENTS (COST: $202,982,400)                                     202,982,400
    Total Investments (Cost $2,013,339,429)--99.4%                                     $2,191,956,069
    Other Assets In Excess Of Other Liabilities--0.6%                                      13,675,682
                                                                                        -------------
    TOTAL NET ASSETS--100%                                                             $2,205,631,751
                                                                                        =============

(a) Non-income producing security.
(b) Represents foreign domiciled corporation.



                                                             THE OAKMARK FUND  7

THE OAKMARK SELECT FUND

    REPORT FROM BILL NYGREN AND HENRY BERGHOEF, PORTFOLIO MANAGERS

        [PHOTO of Bill Nygren]           [PHOTO of Henry Berghoef]
--------------------------------------------------------------------------------

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (12/31/00) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(1)

[LINE CHART]

                     THE OAKMARK
                     SELECT FUND    S&P 500
       10/31/96        $10,000       $10,000
       12/31/96        $11,420       $10,543
       03/31/97        $12,140       $10,826
       06/30/97        $14,180       $12,715
       09/30/97        $16,340       $13,668
       12/31/97        $17,704       $14,060
       03/31/98        $20,078       $16,021
       06/30/98        $20,462       $16,551
       09/30/98        $16,936       $14,904
       12/31/98        $20,575       $18,078
       03/31/99        $22,766       $18,979
       06/30/99        $24,482       $20,317
       09/30/99        $22,028       $19,048
       12/31/99        $23,557       $21,882
       03/31/00        $25,667       $22,384
       06/30/00        $24,324       $21,790
       09/30/00        $27,432       $21,578
       12/31/00        $29,637       $19,890


12/31/00 NAV(9) $21.65

                                                      AVERAGE ANNUAL TOTAL RETURN(10)
                                                              THROUGH 12/31/00
                                     TOTAL RETURN            FROM FUND INCEPTION
                                    LAST 3 MONTHS*                11/1/96
--------------------------------------------------------------------------------------
THE OAKMARK SELECT FUND                    8.04%                    29.76%
Standard & Poor's 500 Stock
   Index w/inc                            -7.82%                    17.93%
Standard & Poor's MidCap 400
   Index w/inc(14)                        -3.85%                    21.41%
Lipper Mid Cap Value Fund Index(15)        2.10%                    11.61%

*Not annualized.

1ST QUARTER, 2001

The Oakmark Select Fund gained 8.04% last quarter, bringing the calendar year increase to 25.81%. For both the quarter and the year, our Fund significantly outperformed the market averages. Our largest position, Washington Mutual, gained 33% and led the strong quarter. Although we have sold some shares in Washington Mutual to prevent the position size from growing too large (now 14% of the portfolio), we believe the stock continues to be a great value. Compared to its financial services peers, Washington Mutual grows more rapidly and has a lower-risk loan portfolio, yet it sells at a lower P/E ratio(8). In addition, with the Fed lowering interest rates, analysts' current earnings estimates are probably too low.

Careful readers of this report will notice that we ended 2000 with 21 equity holdings. Since we have said the Fund will typically own 15-20 stocks we want to explain what happened. We are currently facing an unusual combination of issues. There is one stock we are waiting to sell until it goes long-term, there is another position that is in the process of being sold, and there is another stock that would have been sold except for our belief that tax-loss selling was artificially depressing the price. We have not changed our diversification strategy. We expect that by the next quarterly report, we will be back to 15-20 holdings.

MATH TEST

Our children have reached the point in their education where dealing with negative numbers no longer poses much of a challenge. If asked, "What is the average of +100% and -50%?" they would no doubt answer +25%.

8  THE OAKMARK SELECT FUND

  -------------------------------------------------
                    TOTAL RETURNS(16)
                    DECEMBER 31, 2000
  3 Months*                                 8.04%
  6 Months*                                21.84%
  1 Year                                   25.81%
  *Not annualized.

           AVERAGE ANNUAL TOTAL RETURNS(16)
                   DECEMBER 31, 2000
  3 Year                                   18.72%
  5 Year                                    N/A
  Since inception                          29.76%
-------------------------------------------------

That answer would be absolutely correct when looking at the effect in a portfolio of owning a big winner and a big loser. Going into 2000, our portfolio's two largest positions were Washington Mutual and USG Corporation. Washington Mutual was up just over 100% last year and USG declined by just over 50%. Combined, their impact on the portfolio was a very respectable gain of about 25%. This example shows that even in a concentrated portfolio, diversification may reduce risk. It also shows the danger in listening to portfolio managers, including us, talk about their favorite ideas. That's why we encourage purchase of our Fund rather than purchase of any individual stock the Fund owns.

Part two in the math test: What is the average annual return for a fund that is up 100% one year and down 50% the next? Many in the financial press would answer the same as the first question, +25%. They would conclude that The Oakmark Select Fund, with a 14.49% return in 1999 and a 25.81% return in 2000, had a respectable, though lower average return of 19.99%. But, averaging negative numbers when looking at compound returns (geometric averaging) is different from averaging returns in a portfolio within a single time period (arithmetic averaging). Investors in many aggressive growth funds learned that an investment that gained 100% in 1999 and then lost 50% in 2000 produced a total two-year return of zero -- and thus an "average" return of not 25%, but 0%. Multi-period returns that include large loss years will always be less than implied by the arithmetic average. In comparison, The Oakmark Select Fund had a total two-year return of 44.04% -- more than twice the "average" annual return of 19.99%. That's the beauty of compounding positive returns -- your value grows more rapidly than is implied by the arithmetic average! When trying to grow capital over time, avoiding big losses is the key. One of the greatest advantages of our approach, value investing, is the lessened probability of big loss years.

--------------------------------------------------------------------------------
                                   HIGHLIGHTS

- FOR THE FOURTH QUARTER OF 2000, AND FOR THE YEAR, THE FUND SIGNIFICANTLY OUTPERFORMED MARKET AVERAGES. IN 2000 IT RETURNED 25.81%, VERSUS -9.10% FOR THE S&P 500.

- WASHINGTON MUTUAL (WM), WHICH GAINED 33% LAST YEAR, REMAINS THE FUND'S LARGEST HOLDING, AT 14% OF THE PORTFOLIO.

- FOR DIVERSIFICATION WE ENCOURAGE PURCHASE OF OUR FUND RATHER THAN PURCHASE OF ANY INDIVIDUAL STOCK THE FUND OWNS.
--------------------------------------------------------------------------------

AT&T

The only new stock in our portfolio this quarter is AT&T. AT&T stock declined from a high last year of $61 to its year-end price of $17.25. Part of that decline was caused by AT&T's disappointing performance in the consumer long-distance business that suffers from over-capacity. We think AT&T faced another problem: corporate structure. AT&T had traditionally been a long-distance telephone company serving both businesses and individuals. This relatively stable business attracted investors who liked a safe, low P/E, high yield stock. But things changed in the last couple years. Through both internal growth and acquisition, AT&T built a large cellular business. Additionally, AT&T spent $110 billion to acquire two large cable TV companies. However, these highly valuable cable and cellular properties did not show reported earnings and, further, had growth opportunities that required reinvestment of


                                                      THE OAKMARK SELECT FUND  9

--------------------------------------------------------------------------------
                               TOP FIVE INDUSTRIES
                             AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------
INDUSTRIES          Retail                              15.8%
AND % OF            Banks & Thrifts                     14.2%
TOTAL NET           Information Services                11.9%
ASSETS              Computer Services                    8.9%
                    Other Consumer
                      Goods & Services                   8.5%
--------------------------------------------------------------------------------

excess cash flow. Although these businesses improved AT&T's growth prospects, they increased the company's P/E ratio and reduced their ability to pay dividends. This combination of such different business units left AT&T without a natural group of shareholders.

Last quarter, AT&T announced plans to split the company. The wireless phone business (80% owned by AT&T, 20% owned publicly) will be spun-off to shareholders by this summer. AT&T Broadband, the cable businesses, will become a separately traded stock by late this year and fully spun-off in 2002. We believe that this breakup plan will help investors see the true value of each of AT&T's businesses.

--------------------------------------------------------------------------------
                                TOP FIVE HOLDINGS
                             AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------
COMPANY             Washington Mutual, Inc.             14.2%
AND % OF            Toys  `R' Us, Inc.                   7.2%
TOTAL NET           The Reynolds &
ASSETS                Reynolds Company                   5.8%
                    AT&T Corporation                     4.9%
                    First Data Corporation               4.5%
--------------------------------------------------------------------------------

If you examine our portfolio, you will also see that we have sold short shares in AT&T Wireless. No, your Fund is not becoming a hedge fund that tries to profit by identifying overvalued stocks and shorting them! We have simply sold, in advance, most of the AT&T Wireless shares we anticipate receiving later this year. When AT&T Wireless (AWE -- 17.31) first began trading in April, AT&T stock had already fallen from $61 to $48. Because AT&T still owned 80% of AWE (a little more than half an AWE share per AT&T share) and AWE was trading at $31.81, the market was valuing AT&T's other businesses at $32 per share (the $48 at which AT&T traded, less their half share of AWE). At year-end, with AT&T at $17.25 and AWE at $17.31, the market price of their other businesses had fallen to just $8.42 per share. At that price, the enterprise value (debt plus equity) was much less than AT&T paid for its cable acquisitions, effectively valuing the traditional long distance business at less than zero! In addition to believing AT&T is a great long-term value, we believe AT&T's yearend price was depressed by both tax selling and by portfolio manager "window dressing" -- managers who were selling their AT&T in hopes their clients would forget they ever owned it!

Holdings like AT&T position us well to continue compounding returns on the capital, including our own, with which we've been entrusted. Thank you for your continued support.


/s/ Bill Nygren

WILLIAM C. NYGREN, CFA

Portfolio Manager
bnygren@oakmark.com


/s/ Henry Berghoef

HENRY R. BERGHOEF, CFA

Portfolio Manager
berghoef@oakmark.com

January 8, 2001


10 THE OAKMARK SELECT FUND

THE OAKMARK SELECT FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2000 (UNAUDITED)

                                                                     Shares Held         Market Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--90.6%
APPAREL--3.6%
    Liz Claiborne, Inc.                                                1,826,400       $   76,023,900

RETAIL--15.8%
    Toys `R' Us, Inc. (a)                                              9,048,500       $  150,996,844
    Tricon Global Restaurants, Inc. (a)                                2,783,700           91,862,100
    Office Depot, Inc. (a)                                            12,546,000           89,390,250
                                                                                        -------------
                                                                                          332,249,194

HOUSEHOLD PRODUCTS--4.2%
    Energizer Holdings, Inc. (a)                                       4,130,600       $   88,291,575

OTHER CONSUMER GOODS & SERVICES--8.5%
    Mattel, Inc.                                                       6,290,000       $   90,827,600
    H&R Block, Inc.                                                    2,115,000           87,508,125
                                                                                        -------------
                                                                                          178,335,725

BANKS & THRIFTS--14.2%
    Washington Mutual, Inc.                                            5,629,800       $  298,731,262

OTHER FINANCIAL--1.7%
    MBIA, Inc.                                                           465,800       $   34,527,425

INFORMATION SERVICES--11.9%
    The Dun & Bradstreet Corporation (a)                               3,290,700       $   85,146,862
    Ceridian Corporation                                               4,234,500           84,425,344
    Moody's Corporation                                                3,143,600           80,751,225
                                                                                        -------------
                                                                                          250,323,431
COMPUTER SERVICES--8.9%
    First Data Corporation                                             1,810,200       $   95,374,913
    Electronic Data Systems Corporation                                1,595,000           92,111,250
                                                                                        -------------
                                                                                          187,486,163

COMPUTER SOFTWARE--5.8%
    The Reynolds and Reynolds Company, Class A                         5,979,700       $  121,088,925

TELECOMMUNICATIONS--4.9%
    AT&T Corp.                                                         5,918,000       $  102,455,375

PHARMACEUTICALS--1.5%
    Chiron Corporation (a)                                               725,100       $   32,266,950

AUTOMOTIVE--2.4%
    Visteon Corporation                                                4,427,400       $   50,915,100


                                                      THE OAKMARK SELECT FUND 11

THE OAKMARK SELECT FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2000 (UNAUDITED) CONT.

                                                                    Shares Held/
                                                                      Par Value         Market Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--90.6% (CONT.)
MACHINERY & INDUSTRIAL PROCESSING--2.0%
    Thermo Electron Corporation (a)                                    1,369,000       $   40,727,750

BUILDING MATERIALS & CONSTRUCTION--3.7%
    USG Corporation                                                    3,474,900       $   78,185,250

DIVERSIFIED CONGLOMERATES--1.5%
    U.S. Industries, Inc.                                              3,937,600       $   31,500,800

    TOTAL COMMON STOCKS (COST: $1,606,273,722)                                          1,903,108,825

COMMON STOCKS SOLD SHORT--(1.7%)

TELECOMMUNICATIONS--(1.7%)
    AT&T Wireless Group                                               (2,025,000)      $  (35,057,812)

    TOTAL COMMON STOCKS SOLD SHORT (PROCEEDS: $(39,613,480))                              (35,057,812)

SHORT TERM INVESTMENTS--9.7%

U.S. GOVERNMENT BILLS--0.9%
    United States Treasury Bills, 6.03% due 5/17/2001                $20,000,000       $   19,544,400
    TOTAL U.S. GOVERNMENT BILLS (COST: $19,544,400)                                        19,544,400

COMMERCIAL PAPER--5.7%
    American Express Credit Corporation, 6.52% due 1/4/2001          $10,000,000       $   10,000,000
    Ford Motor Credit Corp., 6.50% - 6.59%
      due 1/2/2001 - 1/8/2001                                         50,000,000           50,000,000
    General Electric Capital Corporation, 5.90% due 1/2/2001          60,000,000           60,000,000
                                                                                        -------------
    TOTAL COMMERCIAL PAPER (COST: $120,000,000)                                           120,000,000

REPURCHASE AGREEMENTS--3.1%
    State Street Repurchase Agreement, 5.85% due 1/2/2001            $64,605,000       $  64,605,000
    TOTAL REPURCHASE AGREEMENTS (COST: $64,605,000)                                       64,605,000

    TOTAL SHORT TERM INVESTMENTS (COST: $204,149,400)                                     204,149,400
    Total Investments (Cost $1,770,809,642)--98.6%                                     $2,072,200,413
    Other Assets In Excess Of Other Liabilities--1.4%                                      29,563,856

    TOTAL NET ASSETS--100%                                                             $2,101,764,269
                                                                                       ===============

(a) Non-income producing security.


12 THE OAKMARK SELECT FUND

THE OAKMARK SMALL CAP FUND

  REPORT FROM JAMES P. BENSON AND CLYDE S. MCGREGOR, PORTFOLIO MANAGERS


[PHOTO of James P. Benson]   [PHOTO of Clyde S. McGregor]

---------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (12/31/00) AS COMPARED TO THE RUSSELL 2000 INDEX (17)

[LINE CHART]

                    THE OAKMARK
                   SMALL CAP FUND      RUSSELL 2000
   10/31/1995         $10,000             $10,000
   12/31/1995         $10,330             $10,695
    3/31/1996         $11,460             $11,241
    6/30/1996         $12,470             $11,803
    9/30/1996         $13,250             $11,843
   12/31/1996         $14,440             $12,459
    3/31/1997         $15,220             $11,815
    6/30/1997         $17,660             $13,730
    9/30/1997         $20,340             $15,774
   12/31/1997         $20,290             $15,245
    3/31/1998         $21,732             $16,779
    6/30/1998         $20,467             $15,997
    9/30/1998         $14,976             $12,774
   12/31/1998         $17,620             $14,857
    3/31/1999         $16,069             $14,051
    6/30/1999         $18,205             $16,237
    9/30/1999         $16,558             $15,210
   12/31/1999         $16,224             $18,015
    3/31/2000         $15,974             $19,292
    6/30/2000         $15,926             $18,562
    9/30/2000         $18,014             $18,768
   12/31/2000         $16,937             $17,471

12/31/00 NAV (9) $13.69

                                                   AVERAGE ANNUAL TOTAL RETURN(10)
                                                        THROUGH 12/31/00
                                     TOTAL RETURN     FROM FUND INCEPTION
                                    LAST 3 MONTHS*           11/1/95
----------------------------------------------------------------------------------
THE OAKMARK SMALL CAP FUND              -5.98%              10.72%
Lipper Small Cap Value Fund Index (18)   3.50%              11.83%
Russell 2000 w/inc                      -6.91%              11.39%
S&P Small Cap 600 w/inc.(19)             1.26%              14.30%

*Not annualized.

Calendar year 2000 was, to say the least, a volatile period for equity valuations. During the past year the NASDAQ Index(2) plunged 39.29% (its worst decline since 1971), the Standard & Poors 500 Index(1) dropped 9.10%, the Dow Jones Industrial Average(11) slipped 6.39% while the Russell 2000 small cap index slid a modest 3.02%. Despite a negative fourth quarter, we are pleased to report that your Fund had a gain of 4.39%(5) for 2000. As can be seen across The Oakmark Family of Funds this year, value investing made a comeback during the last three quarters of 2000 as investors began to realize that the disparity between growth stock valuations and value stock valuations had simply become too large. We believe that although a narrowing occurred between value and growth stocks over the last three quarters of 2000, significant upside still exists for value investors in 2001.

2001 OUTLOOK

The economy clearly cooled in the final quarter of 2000, which makes profit projections for companies in 2001 a more challenging endeavor. The Federal Reserve's recent interest rate cut should provide a boost to economic activity, but given the lag effect of interest rate reductions on the economy it will probably take a couple of quarters for the Federal Reserve's actions to seriously impact economic activity. Therefore, we believe that it is likely that corporate earnings disappointments over at least the first half of 2001 are probably going to outweigh the positive surprises. Generating positive investment results in this environment will be difficult, but we believe we are well positioned.

We believe there are three essential elements to investing in an uncertain


                                                   THE OAKMARK SMALL CAP FUND 13
economic environment. The first element is a portfolio dominated by stocks selling at low price/earnings ratios. By owning companies with low P/E's (8) we are not only earning a higher return on our investment (the earnings yield on a common stock investment is the reciprocal of the P/E) but we also have a greater margin of safety when a company reports below expectations earnings. Currently, the median P/E of the stocks owned in the Fund is 8.1 times our research staff's estimate of 2001 earnings. This is not only substantially less than the market multiple, but it also results in a very compelling earnings yield of 12.3%. Secondly, we are well diversified among industry groups--please refer to our holdings list that is segmented by industry. Since the impact of economic weakness on each industry is difficult to pinpoint in advance, having a well-diversified portfolio is a good defensive strategy. The third element is knowing the companies well that our Fund owns. This is a key reason that we keep the number of investments in the Fund to a reasonable size (typically 40-50) versus some other funds that own hundreds of stocks. We believe that over time an in-depth understanding of a company's fundamentals should result in solid investment returns.

 -------------------------------------------------
                 TOTAL RETURNS(16)
              AS OF DECEMBER 31, 2000
  3 Months*                                -5.98%
  6 Months*                                 6.35%
  1 Year                                    4.39%(5)
  *Not annualized

            AVERAGE ANNUAL TOTAL RETURNS(16)
                AS OF DECEMBER 31, 2000
  3 Year                                      -5.84%
  5 Year                                      10.38%
  Since inception                             10.72%
-------------------------------------------------

RECENT PORTFOLIO CHANGES

During the fourth calendar quarter of 2000, the Fund's portfolio actually shrank from forty-six stocks to forty-three stocks as we sold four stocks and purchased one. We sold Mentor Graphics and The MONY Group for nice gains after these stocks achieved our sell targets. International Multifoods was sold opportunistically following a good sized rally in the fourth quarter despite our view that their long-term fundamental value was waning. Lastly, Finger Lakes Financial was sold for a better opportunity. Also during the quarter, Dura Pharmaceuticals became Elan Pharmaceuticals following the consummation of Elan's stock-for-stock purchase of Dura. The one stock that we purchased was Frontline Ltd., which is the world's largest independent operator of modern supertankers used to transport crude oil. The stock trades under five times expected 2001 earnings and the replacement value of their fleet significantly exceeds its stock price.

--------------------------------------------------------------------------------
                                   HIGHLIGHTS

- IN 2000, THE NASDAQ SUFFERED ITS WORST DECLINE SINCE 1971, DROPPING 39.29%, THE RUSSELL 2000 SLID 3.02%, AND THE FUND GAINED 4.39%(5) FOR THE YEAR.

- THE PORTFOLIO HOLDS 43 COMPANIES, REMAINS DIVERSIFIED AMONG INDUSTRY GROUPS, AND THE MEDIAN P/E OF THE STOCKS OWNED IN THE FUND IS 8.1 TIMES OUR ESTIMATE OF 2001 EARNINGS.

- A NEW HOLDING IN THE FUND IS FRONTLINE LTD., THE LARGEST INDEPENDENT OPERATOR OF MODERN SUPERTANKERS USED TO TRANSPORT CRUDE OIL.
--------------------------------------------------------------------------------

TWO INEXPENSIVE STOCKS

Two stocks that your Fund owns that we would like to highlight are investments that have declined in price since they were purchased. The companies are Micron Electronics and ShopKo Stores. Generally, fund managers prefer to discuss their winners, but we thought it would be informative for our investors to understand how we approach dealing with the losers. First, stock prices are often more volatile than business value, thus when a stock price declines we reevaluate the business value that underlies the stock. If our analysis shows that the company's business value continues to significantly exceed its stock price, we will continue to own the stock. On the other


14 THE OAKMARK SMALL CAP FUND

--------------------------------------------------------------------------------
                               TOP FIVE INDUSTRIES
                             AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------
INDUSTRIES               Real Estate                             14.5%
AND % OF                 Banks & Thrifts                         11.0%
TOTAL NET                Educational Services                     8.0%
ASSETS                   Food & Beverage                          6.7%
                         Information Services                     6.0%
--------------------------------------------------------------------------------

hand, if our revised estimate of business value is equal to or less than the stock's price we sell the stock.

With this approach in mind, let us examine Micron Electronics. This stock price has declined to approximately $4.25 per share which gives Micron a stock market capitalization of $409 million. As of November 30, 2000, Micron's last quarter end, the firm had net cash of $301 million (net cash is defined as cash plus investments minus current debts). If we deduct the net cash of $301 million from Micron's market capitalization of $409 million, then this means the market is valuing the company at a mere $108 million. This valuation is less than 7% of Micron's $1.6 billion sales base and it ignores Micron's recent success in re-igniting the sales growth in its personal computer division as well as the ongoing growth of its web hosting division HostPro. Not only do we view this valuation as very compelling, but from a tax efficiency prospective if this stock appreciates back to our cost this would create a sizable gain from today's Fund share price without generating net capital gains.

--------------------------------------------------------------------------------
                                TOP FIVE HOLDINGS
                             AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------
COMPANY                  ITT Educational
AND % OF                  Services, Inc.                          8.0%
TOTAL NET                Catellus Development
ASSETS                    Corporation                             7.4%
                         National Data
                          Corporation                             6.0%
                         The PMI Group, Inc.                      5.7%
                         Prime Hospitality Corp.                  4.5%
--------------------------------------------------------------------------------

ShopKo is somewhat similar to Micron, except that the hidden balance sheet asset is not cash but real estate. ShopKo is one of the few retailers that own many of their stores (most other retailers lease their store locations), and we estimate that the value of ShopKo's real estate exceeds its debt levels. This would imply that ShopKo's retail operations that generate over $3.5 billion in sales are being valued at less than 5% of the firm's stock market capitalization of $170 million. Both of these companies are quality firms with solid balance sheets, talented management teams and very low valuations.

THE YEAR AHEAD

As the above examples illustrate, we can find many small cap stocks that are selling at attractive valuations. Therefore, we believe that the resurgence of small cap value stocks that began in 2000 should continue in 2001.

Once again we would like to thank our shareholders for your support of The Oakmark Small Cap Fund and we would like to wish you good health, happiness and prosperity for the New Year.


/s/ James P. Benson

JAMES P. BENSON, CFA

Portfolio Manager
jbenson@oakmark.com


/s/ Clyde S. McGregor

CLYDE S. MCGREGOR, CFA

Portfolio Manager
mcgregor@oakmark.com

January 5, 2001


                                                   THE OAKMARK SMALL CAP FUND 15

THE OAKMARK SMALL CAP FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2000 (UNAUDITED)

                                                                     Shares Held         Market Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.0%

FOOD & BEVERAGE--6.7%
    Ralcorp Holdings, Inc.                                               465,000       $    7,614,375
    Del Monte Foods Company (a)                                          750,000            5,437,500
    M & F Worldwide Corp. (a)                                            225,000              871,875
                                                                                        -------------
                                                                                           13,923,750
APPAREL--1.0%
    R.G. Barry Corporation (a)                                           855,000       $    2,030,625

RETAIL--5.2%
    Ugly Duckling Corporation (a)                                      1,750,000       $    6,890,625
    ShopKo Stores, Inc. (a)                                              775,000            3,875,000
                                                                                        -------------
                                                                                           10,765,625
OTHER CONSUMER GOODS & SERVICES--4.7%
    Department 56, Inc. (a)                                              600,000       $    6,900,000
    American Greetings Corporation, Class A                              300,000            2,831,250
                                                                                        -------------
                                                                                            9,731,250
BANKS & THRIFTS--11.0%
    People's Bank of Bridgeport, Connecticut                             325,000       $    8,409,375
    Golden State Bancorp Inc. (a)                                        200,000            6,287,500
    PennFed Financial Services, Inc.                                     250,000            4,265,625
    BankAtlantic Bancorp, Inc., Class A                                1,020,000            3,825,000
                                                                                        -------------
                                                                                           22,787,500
INSURANCE--5.7%
    The PMI Group, Inc.                                                  175,000       $   11,845,312

OTHER FINANCIAL--1.5%
    NCO Group, Inc. (a)                                                  100,000       $    3,037,500

EDUCATIONAL SERVICES--8.0%
    ITT Educational Services, Inc. (a)                                   750,000       $   16,500,000

INFORMATION SERVICES--6.0%
    National Data Corporation                                            340,000       $   12,452,500

DATA STORAGE--0.9%
    Imation Corp. (a)                                                    125,000       $    1,937,500

COMPUTER SERVICES--1.4%
    CIBER, Inc. (a)                                                      600,000       $    2,925,000

COMPUTER SOFTWARE--1.5%
    MSC.Software Corp. (a)                                               275,000       $    2,158,750
    Symantec Corporation (a)                                              30,000            1,001,250
                                                                                        -------------
                                                                                            3,160,000


16 THE OAKMARK SMALL CAP FUND

THE OAKMARK SMALL CAP FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2000 (UNAUDITED) CONT.

                                                                     Shares Held        Market Value
----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.0% (CONT.)
COMPUTER SYSTEMS--1.7%
    Micron Electronics, Inc. (a)                                         900,000       $    3,515,625

SECURITY SYSTEMS--2.0%
    Checkpoint Systems, Inc. (a)                                         550,000       $    4,090,625

PHARMACEUTICALS--4.0%
    Elan Corporation plc (a)(c)                                          178,332       $    8,348,167

MEDICAL RESEARCH--1.0%
    Covance Inc. (a)                                                     200,000       $    2,150,000

MEDICAL PRODUCTS--2.4%
    CONMED Corporation (a)                                               215,000       $    3,681,875
    Hanger Orthopedic Group, Inc. (a)                                  1,000,000            1,312,500
                                                                                        -------------
                                                                                            4,994,375
AUTOMOTIVE--1.3%
    Standard Motor Products, Inc.                                        200,000       $    1,475,000
    Stoneridge, Inc. (a)                                                 175,000            1,181,250
                                                                                        -------------
                                                                                            2,656,250
AUTOMOBILE RENTALS--1.9%
    Dollar Thrifty Automotive Group, Inc. (a)                            215,000       $    4,031,250

TRANSPORTATION SERVICES--3.9%
    Teekay Shipping Corporation (b)                                      200,000       $    7,600,000
    Frontline Limited (b)                                                 40,000              570,000
                                                                                        -------------
                                                                                            8,170,000
MACHINERY & INDUSTRIAL PROCESSING--3.4%
    Columbus McKinnon Corporation                                        495,000       $    4,393,125
    Sames Corporation (a)                                                235,000            2,555,625
                                                                                        -------------
                                                                                            6,948,750
CHEMICALS--2.2%
    H.B. Fuller Company                                                   70,000       $    2,761,719
    Georgia Gulf Corporation                                             100,000            1,706,250
                                                                                        -------------
                                                                                            4,467,969
OTHER INDUSTRIAL GOODS & SERVICES--2.0%
    Gardner Denver Inc. (a)                                               75,000       $    1,597,500
    Intergrated Electrical Services, Inc. (a)                            265,000            1,573,438
    Scott Technologies, Inc. (a)                                          45,000            1,006,875
                                                                                        -------------
                                                                                            4,177,813


                                                 THE OAKMARK SMALL CAP FUND 17

THE OAKMARK SMALL CAP FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2000 (UNAUDITED) CONT.

                                                                    Shares Held/
                                                                      Par Value         Market Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS95.0% (CONT.)

REAL ESTATE--14.5%
    Catellus Development Corporation (a)                                 875,000       $   15,312,500
    Prime Hospitality Corp. (a)                                          800,000            9,300,000
    Trammell Crow Company (a)                                            400,000            5,400,000
                                                                                        -------------
                                                                                           30,012,500
DIVERSIFIED CONGLOMERATES--1.1%
    U.S. Industries, Inc.                                                275,000       $    2,200,000

    TOTAL COMMON STOCKS (COST: $216,707,276)                                              196,859,886

SHORT TERM INVESTMENTS--5.8%

COMMERCIAL PAPER--2.9%
    American Express Credit Corporation, 6.38% due 1/2/2001           $1,000,000       $    1,000,000
    General Electric Capital Corporation, 5.90% due 1/2/2001           5,000,000            5,000,000
                                                                                        -------------
    TOTAL COMMERCIAL PAPER (COST: $6,000,000)                                               6,000,000

REPURCHASE AGREEMENTS--2.9%
    State Street Repurchase Agreement, 5.85% due 1/2/2001             $5,944,000       $    5,944,000
    TOTAL REPURCHASE AGREEMENTS (COST: $5,944,000)                                          5,944,000

    TOTAL SHORT TERM INVESTMENTS (COST: $11,944,000)                                       11,944,000

    TOTAL INVESTMENTS (COST $228,651,276)--100.8%                                      $  208,803,886
    Other Liabilities In Excess Of Other Assets--(0.8)%                                    (1,579,652)

    TOTAL NET ASSETS--100%                                                             $  207,224,234
                                                                                        =============

(a) Non-income producing security.
(b) Represents foreign domiciled corporation.
(c) Represents American Depository Receipt.


18 THE OAKMARK SMALL CAP FUND

THE OAKMARK EQUITY AND INCOME FUND

    REPORT FROM CLYDE S. MCGREGOR AND EDWARD A. STUDZINSKI, PORTFOLIO MANAGERS
    ----------------------------------------------------------------------------
    [photo of Clyde S. McGregor] [photo of Edward A. Studzinski]
--------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (12/31/00) AS COMPARED TO THE LIPPER BALANCED FUND INDEX(20)

[LINE CHART]

                    THE OAKMARK               LIPPER BALANCED
                    EQUITY & INCOME FUND      FUND INDEX
   10/31/1995                   $10,000              $10,000
   12/31/1995                   $10,240              $10,473
    3/31/1996                   $10,500              $10,707
    6/30/1996                   $11,040              $10,925
    9/30/1996                   $11,110              $11,213
   12/31/1996                   $11,805              $11,840
    3/31/1997                   $12,153              $11,895
    6/30/1997                   $13,430              $13,178
    9/30/1997                   $14,810              $14,024
   12/31/1997                   $14,941              $14,243
    3/31/1998                   $16,233              $15,370
    6/30/1998                   $16,320              $15,599
    9/30/1998                   $15,191              $14,701
   12/31/1998                   $16,792              $16,392
    3/31/1999                   $16,792              $16,655
    6/30/1999                   $18,457              $17,402
    9/30/1999                   $17,518              $16,682
   12/31/1999                   $18,119              $17,863
    3/31/2000                   $18,924              $18,396
    6/30/2000                   $18,886              $18,174
    9/30/2000                   $20,761              $18,535
   12/31/2000                   $21,723              $18,290

12/31/00 NAV(9) $15.96

                                                     AVERAGE ANNUAL TOTAL RETURN(10)
                                                            THROUGH 12/31/00
                                      TOTAL RETURN        FROM FUND INCEPTION
                                     LAST 3 MONTHS*              11/1/95
------------------------------------------------------------------------------------
THE OAKMARK EQUITY & INCOME FUND           4.63%                 16.18%
Lipper Balanced Fund Index                -1.32%                 12.38%
Lehman Govt./Corp. Bond(21)                4.37%                  6.66%
S&P 500 w/inc.(1)                         -7.82%                 19.09%

*Not annualized.

"WE LEARN FROM HISTORY THAT WE DO NOT LEARN FROM HISTORY." HEGEL

OUR RESULTS

The Oakmark Equity and Income Fund increased 4.63% for the quarter ended December 31, bringing the calendar-year gain to 19.89%(6). For both the quarter and the calendar year, the Fund significantly outperformed both the market averages and our primary benchmark, the Lipper Balanced Fund Index, which lost 2.39% for the year. We are pleased with both our relative and absolute performance for the year. At the same time we recognize that while good relative performance is intellectually rewarding, in the final analysis real positive returns (the nominal return less the rate of inflation) are what preserve purchasing power and compound capital. After all, it is not on a relative basis that one purchases food or gasoline. Our goal remains to compound your (and our) investment in the Fund through achieving consistent above-average real rates of return over the long-term while undertaking considerably less risk than the market as a whole. This focus on risk and real rates of return takes on additional significance in light of the NASDAQ Composite(2) losing 39.29% for the year, thus vaporizing billions of dollars of U.S. household wealth and convincing many (the hard way) that buying on the dips was not the quick and easy way to fame and fortune.

TULIPS AND DOT.COMS

What a difference a year makes! Only a short twelve months ago we were being told by the various talking heads on cable networks that value investing was dead. Its practitioners were consigned to the scrapheap of investment management, a group of dinosaurs who could not adapt to new valuation methodologies such as discounting projected cash flows


                                           THE OAKMARK EQUITY AND INCOME FUND 19
from non-existent revenues or attributing a valuation multiple tied to the number of daily hits on a website. We were also being told that this time it really was different since new era companies were supposedly immune to the effects of changes in interest rates or the cost of energy. In the end like all investment bubbles, this one burst and will now take its place in history.

For value investors, calendar year 2000 represented a period of opportunity to invest at bargain prices. Our best performing stocks for the quarter were Electronic Data Systems (EDS), Rockwell International (ROK), and Washington Mutual (WM). All three of these companies have characteristics we like including shareholder-oriented managements, market leadership positions as real companies in real businesses, and valuation gaps that became too great to be ignored.

----------------------------------------------------
                      TOTAL RETURNS
                 AS OF DECEMBER 31, 2000
  3 Months*                                 4.63%
  6 Months*                                15.02%
  1 Year                                   19.89%(6)
  *Not annualized.


                  AVERAGE ANNUAL TOTAL RETURNS
                    AS OF DECEMBER 31, 2000
  3 Year                                   13.27%
  5 Year                                   16.21%
  Since inception                          16.18%
----------------------------------------------------

OUR RESEARCH PROCESS--TIGERS STILL HAVE STRIPES

Finding and exploiting such valuation gaps continues to be a focus that underpins much of our investment research efforts. It would be ideal to invest only in issues where, due to market inefficiencies, there is a substantial discrepancy between our estimate of intrinsic value and the current market price AND there is a visible catalyst that will narrow that gap. Unfortunately today information flows so rapidly that often any valuation gap narrows by the time a catalyst becomes visible. For that reason we spend a great deal of time on our assessment of intrinsic value so as to allow ourselves a considerable margin of safety supported by a real rather than illusory valuation gap. At the same time, we look to avoid those investments that are cheap but deserve to be because the business value is deteriorating or where the assessment of business value can change very quickly as a result of the pricing, supply and demand of commodities.

                                   HIGHLIGHTS

- WE CONTINUE TO MANAGE THE FUND WITH ONE OBJECTIVE IN MIND: TO COMPOUND YOUR (AND OUR) INVESTMENT BY ACHIEVING CONSISTENT ABOVE-AVERAGE RETURNS OVER THE LONG TERM WHILE UNDERTAKING LESS RISK THAN THE MARKET AS A WHOLE.

- FOR THE FOURTH QUARTER AND CALENDAR 2000, THE FUND SIGNIFICANTLY OUTPERFORMED BOTH THE MARKET AVERAGES AND OUR PRIMARY BENCHMARK, THE LIPPER BALANCED FUND INDEX.

- THE BEST-PERFORMING STOCKS FOR THE FOURTH QUARTER WERE ELECTRONIC DATA SYSTEMS (EDS), ROCKWELL INTERNATIONAL (ROK), AND WASHINGTON MUTUAL (WM).

Perhaps one of the more important but less understood issues this past year was the adoption of Regulation FD by the SEC.(22) The rule was intended to level the playing field between the large Wall Street investment banking firms with their herds of analyst/cheerleaders and everyone else in terms of perceived selective early disclosure of material corporate information. After all, who wouldn't be willing to pay more in commissions for early warning indicators on such information? In the long and the short run we think the change will be a positive one. In the short run it will probably increase volatility (much as the changes for accounting for currency translation did back in 1973-74). Earnings reports will now be new information in the market rather than serving as a mere addendum to so-called "whisper numbers" which had miraculously made their way into the hearts and minds of the anointed in the past. In the end, it will increase the opportunities for investment firms that still do real analysis.


20 THE OAKMARK EQUITY AND INCOME FUND

------------------------------------------------
             TOP FIVE INDUSTRIES
          AS OF DECEMBER 31, 2000
------------------------------------------------
INDUSTRIES    U.S. Government
AND % OF      Notes                        25.1%
TOTAL NET     Retail                        6.1%
ASSETS        Information Services          5.9%
              Medical Products              5.8%
              Real Estate                   4.8%
------------------------------------------------

How will it impact us and will it change the way we do things at The Oakmark Equity and Income Fund? To paraphrase the inimitable Mike Ditka, in the investment world there are Smiths and Grabowskis. We are quite comfortable with the fact that we are Grabowskis (and the Fund is in many ways intended for Grabowskis, their spouses, children, and grandchildren). Kicking tires and rooting around in the weeds is what built this firm and it is still what we do best. We prefer to do our own spadework and develop our own sources of industry and company information. We relish the opportunity to seek out the statistical anomaly that others have ignored or not found, which many times can spell the difference between the true value investment opportunity and the destruction of capital. We feel that we have a considerable competitive advantage with a team in place that has been approaching investment research and management that way for all of their professional careers.


------------------------------------------------
            TOP FIVE HOLDINGS
         AS OF DECEMBER 31, 2000
------------------------------------------------
COMPANY       NOVA Corporation              3.3%
AND % OF      Washington
TOTAL NET        Mutual, Inc.               3.3%
ASSETS        Rockwell International
                 Corporation                3.2%
              The Reynolds &
                 Reynolds Company,          3.2%
              GATX Corporation              3.0%
------------------------------------------------

As this letter is being written, the Federal Reserve has cut interest rates. What impact this will ultimately have upon both the domestic and global economies and financial markets is not predictable, although capable of consuming vast amounts of otherwise productive time and thought. The increased volatility that we have seen in the market continues to present us, on a daily basis, with an ever-increasing menu of choices in which to invest at bargain prices. Looking at that menu in detail is we think the best use of our time. We thank you for your continued support of the Fund and we look forward to reporting to you, our partners, at the end of the next quarter.



/s/ Clyde S. McGregor
CLYDE S. MCGREGOR, CFA

Portfolio Manager
mcgregor@oakmark.com



/s/ Edward A. Studzinski
EDWARD A. STUDZINSKI, CFA

Portfolio Manager
estudzinski@oakmark.com

January 5, 2001

                                           THE OAKMARK EQUITY AND INCOME FUND 21

--------------------------------------------------------------------------------
             THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------------------------
             SCHEDULE OF INVESTMENTS--DECEMBER 31, 2000 (UNAUDITED)

             ----------------------------------------------------------------------------------------
                                                                  Shares Held           Market Value
             ----------------------------------------------------------------------------------------
             EQUITY AND EQUIVALENTS - 55.4%

             FOOD & BEVERAGE - 2.6%
                 UST Inc.                                              68,900              $ 1,933,506


             RETAIL - 5.3%
                 J.C. Penney Company, Inc.                            185,000              $ 2,011,875
                 Office Depot, Inc. (a)                               280,000                1,995,000
                                                                                          ------------
                                                                                             4,006,875


             HOUSEHOLD PRODUCTS - 2.3%
                 Energizer Holdings, Inc. (a)                          80,000              $ 1,710,000


             OTHER CONSUMER GOODS & SERVICES - 2.8%
                 H&R Block, Inc.                                       50,000              $ 2,068,750


             BANKS & THRIFTS - 3.3%
                 Washington Mutual, Inc.                               46,000              $ 2,440,875


             OTHER FINANCIAL - 2.0%
                 Heller Financial, Inc.                                50,000              $ 1,534,375


             INFORMATION SERVICES - 5.8%
                 NOVA Corporation (a)                                 125,000              $ 2,492,187
                 Ceridian Corporation (a)                              95,000                1,894,063
                                                                                          ------------
                                                                                             4,386,250


             COMPUTER SERVICES - 3.3%
                 Electronic Data Systems Corporation                   30,000              $ 1,732,500
                 SunGard Data Systems Inc. (a)                         15,000                  706,875
                                                                                          ------------
                                                                                             2,439,375


             COMPUTER SOFTWARE - 3.2%
                 The Reynolds and Reynolds Company, Class A           117,500              $ 2,379,375


             TELECOMMUNICATIONS - 0.4%
                 Citizens Communications Company (a)                   25,000              $   328,125


             TV PROGRAMMING - 0.4%
                 AT&T Corp. - Liberty Media Group, Class A (a)         20,000              $   271,250


22 THE OAKMARK EQUITY AND INCOME FUND

--------------------------------------------------------------------------------
             THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------------------------
             SCHEDULE OF INVESTMENTS--DECEMBER 31, 2000 (UNAUDITED)

             -----------------------------------------------------------------------------------------
                                                                    Shares Held         Market Value
             -----------------------------------------------------------------------------------------
             EQUITY AND EQUIVALENTS - 55.4% (CONT.)

             MEDICAL PRODUCTS - 5.8%
                 Edwards Lifesciences Corporation (a)                   115,000            $ 2,041,250
                 Apogent Technologies Inc. (a)                           65,000              1,332,500
                 Sybron Dental Specialties, Inc. (a)                     56,666                956,239
                                                                                          ------------
                                                                                             4,329,989


             TRANSPORTATION SERVICES - 4.4%
                 GATX Corporation                                        45,000            $ 2,244,375
                 Nordic American Tanker Shipping Limited                 52,500              1,050,000
                                                                                          ------------
                                                                                             3,294,375


             AGRICULTURAL EQUIPMENT - 2.5%
                 Alamo Group Inc.                                       141,900            $ 1,853,569


             INSTRUMENTS - 4.5%
                 Rockwell International Corporation                      50,000            $ 2,381,250
                 Roper Industries, Inc.                                  30,000                991,875
                                                                                          ------------
                                                                                              3,373,125


             REAL ESTATE - 4.6%
                 Catellus Development Corporation (a)                   116,728            $ 2,042,740
                 The St. Joe Company                                     65,000              1,430,000
                                                                                          ------------
                                                                                             3,472,740


             DIVERSIFIED CONGLOMERATES - 2.2%
                 Textron, Inc.                                           36,000            $ 1,674,000

                 TOTAL EQUITY AND EQUIVALENTS (COST: $31,942,680)                           41,496,554

             FIXED INCOME - 32.3%

             PREFERRED STOCK - 2.3%


             BANKS & THRIFTS - 1.4%
                 Pennfed Capital Trust, Preferred, 8.90%                 27,500            $   601,562
                 Fidelity Capital Trust I, Preferred, 8.375%             43,500                364,313
                 BBC Capital Trust I, Preferred, 9.50%                    6,000                108,750
                                                                                          ------------
                                                                                             1,074,625


             TELECOMMUNICATIONS - 0.7%
                 MediaOne Finance Trust III, Preferred, 9.04%            20,000            $   483,750


                                           THE OAKMARK EQUITY AND INCOME FUND 23

--------------------------------------------------------------------------------
             THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------------------------
             SCHEDULE OF INVESTMENTS--DECEMBER 31, 2000 (UNAUDITED) CONT.

             --------------------------------------------------------------------------------------------
                                                                             Shares Held/      Market Value
                                                                                Par Value
             --------------------------------------------------------------------------------------------
             FIXED INCOME - 32.3% (CONT.)

             REAL ESTATE - 0.2%
                 Host Marriott Corporation, Preferred Class B, 10.00%                 6,000      $  146,625

                 TOTAL PREFERRED STOCK (COST: $1,847,110)                                         1,705,000


             CORPORATE BONDS - 2.2%

             RETAIL-0.8%
                 Ugly Duckling Corporation, 12.00% due 10/15/2003,
                 Subordinated Debenture                                              $650,000    $  584,187


             BUILDING MATERIALS & CONSTRUCTION - 0.7%
                 Juno Lighting, Inc., 11.875% due 7/1/2009, Senior
                 Subordinated Note                                                   $750,000    $  570,000


             UTILITIES - 0.7%
                 Midland Funding Corporation, 11.75% due 7/23/2005                   $500,000    $  535,000

                 TOTAL CORPORATE BONDS (COST: $1,778,170)                                         1,689,187


             GOVERNMENT AND AGENCY SECURITIES - 27.8%

             U.S. GOVERNMENT NOTES - 25.1%
                 United States Treasury Notes, 6.50% due 2/15/2010                 $3,000,000    $ 3,283,353
                 United States Treasury Notes, 6.50% due 10/15/2006                 3,000,000      3,201,795
                 United States Treasury Notes, 6.50% due 2/28/2002                  3,000,000      3,036,036
                 United States Treasury Notes, 5.25% due 8/15/2003                  3,000,000      3,007,551
                 United States Treasury Notes, 9.125% due 5/15/2009                 2,000,000      2,225,000
                 United States Treasury Notes, 5.25% due 5/15/2004                  2,000,000      2,006,514
                 United States Treasury Notes, 7.625% due 2/15/2007                 1,000,000      1,021,328
                 United States Treasury Notes, 4.75% due 2/15/2004                  1,000,000        988,391
                                                                                                ------------
                                                                                                  18,769,968


             U.S. GOVERNMENT AGENCIES - 2.7%
                 Federal Home Loan Bank, 6.75% due 5/1/2002                        $2,000,000    $ 2,027,746

                 TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $20,168,618)                       20,797,714

                 TOTAL FIXED INCOME (COST: $23,793,898)                                           24,191,901


24 THE OAKMARK EQUITY AND INCOME FUND

--------------------------------------------------------------------------------
             THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------------------------
             SCHEDULE OF INVESTMENTS--DECEMBER 31, 2000 (UNAUDITED) CONT.

             ------------------------------------------------------------------------------------------------------
                                                                               Par Value          Market Value
             ------------------------------------------------------------------------------------------------------
             SHORT TERM INVESTMENTS - 11.2%

             COMMERCIAL PAPER - 8.0%
                 American Express Credit Corporation, 6.38% due
                 1/2/2001 - 1/3/2001                                               $2,000,000          $ 2,000,000
                 Ford Motor Credit Corp., 6.50% - 6.55% due
                 1/2/2001 - 1/5/2001                                                2,000,000            2,000,000
                 General Electric Capital Corporation, 5.90% due
                 1/2/2001                                                           2,000,000            2,000,000
                                                                                                       -----------

                 TOTAL COMMERCIAL PAPER (COST: $6,000,000)                                               6,000,000
             REPURCHASE AGREEMENTS - 3.2%
                 State Street Repurchase Agreement, 5.85% due 1/2/2001             $2,426,000          $ 2,426,000

                 TOTAL REPURCHASE AGREEMENTS (COST: $2,426,000)                                          2,426,000

                 TOTAL SHORT TERM INVESTMENTS (COST: $8,426,000)                                         8,426,000
                 Total Investments (Cost $64,162,578)--98.9%                                            74,114,455
                 Other Assets In Excess Of Other Liabilities--1.1%                                         795,853
                                                                                                       -----------

                 TOTAL NET ASSETS--100%                                                                $74,910,308
                                                                                                       ===========

              (a) Non-income producing security.


                                           THE OAKMARK EQUITY AND INCOME FUND 25

THE OAKMARK GLOBAL FUND

    REPORT FROM MICHAEL J. WELSH AND GREGORY L. JACKSON, PORTFOLIO MANAGERS
    -----------------------------------------------------------------------

[PHOTO of Michael J. Welsh]   [PHOTO of Gregory L. Jackson]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (12/31/00) AS COMPARED TO THE MSCI WORLD INDEX(3)
[LINE CHART]

                                    THE OAKMARK
                                     GLOBAL FUND          MSCI WORLD INDEX
         08/01/99                      $10,000                $10,000
         09/30/99                       $9,180                 $9,883
         12/31/99                       $9,981                $11,550
         03/31/00                      $10,061                $11,668
         06/30/00                      $10,381                $11,255
         09/30/00                      $10,922                $10,689
         12/31/00                      $11,562                $10,028

12/31/00 NAV(9) $11.31

                                                AVERAGE ANNUAL TOTAL RETURN(10)
                                                       THROUGH 12/31/00
                                  TOTAL RETURN        FROM FUND INCEPTION
                                  LAST 3 MONTHS*            8/4/99
--------------------------------------------------------------------------------
THE OAKMARK GLOBAL FUND               5.86%                 10.75%(7)
MSCI World Index w/inc.              -6.19%                  0.19%
Lipper Global Fund Index(23)         -5.43%                  8.04%

*Not annualized.

FELLOW SHAREHOLDERS,
The Oakmark Global Fund was up 5.86% for the three-month period ending December 31, 2000. As with last quarter's results, we are pleased with this gain especially when compared to the decline of 6.19% for the MSCI World Index and the 5.43% decline for the Lipper Global Fund Index.

For the calendar year 2000, The Oakmark Global Fund returned 15.84% compared to declines of 13.18% and 8.50% for the MSCI World Index and the Lipper Global Fund Index respectively. The 15.84%(7) gain in calendar year 2000 places The Oakmark Global Fund in the top 2% of funds classified by Morningstar(24) as World Stock funds. While we are pleased with the past quarter's and year's performance, we look forward to continuing this trend.

MY HOW THINGS CHANGE
In our quarterly letter last March, we lamented about the soaring stock prices globally in the technology and telecommunication sectors. Since that time, as most everyone is fully aware, the vast majority of these companies have experienced large stock price declines. Many value investors refuse to own technology companies, troubled by the shorter product cycles and less predictable business models. We are continuing to try and take advantage of this sharp market correction by investigating the prospects of many of these fallen stars. As a direct result of this work, your Fund made its first purchase of a pure technology company -- Novell, Inc.

Novell is best known for its NetWare -- file and print sharing software. However, in 1997, Novell hired Dr. Eric Schmidt (former Chief Technology Officer of Sun Microsys-


26   THE OAKMARK GLOBAL FUND

--------------------------------------------------------------------------------

 --------------------------------------------------
                   TOTAL RETURNS(16)
                AS OF DECEMBER 31, 2000
 --------------------------------------------------
 3 Months*                                 5.86%
 --------------------------------------------------
 6 Months*                                11.38%
 --------------------------------------------------
 1 Year                                   15.84%(7)
 --------------------------------------------------
 *Not annualized

        AVERAGE ANNUAL TOTAL RETURNS(16)
             AS OF DECEMBER 31, 2000
 --------------------------------------------------
  3 Year                                     N/A
 --------------------------------------------------
  5 Year                                     N/A
 --------------------------------------------------
  Since inception                      10.75%(7)
 --------------------------------------------------

tems) as the company's new Chairman and CEO. Immediately upon arriving, Dr. Schmidt began reshaping Novell into an Internet infrastructure company. Many investors became excited about the "new" Novell and drove the stock price from $6.25 to a high of $44.50 last March. As with the whole sector, hype (and the share price) moved far ahead of company fundamentals. Sales of new products did not offset the decline in the traditional packaged software business and as a result revenues declined 8.7% in fiscal year 2000. Wall Street was not pleased:
Novell saw their stock price decline from $44.50 to a low price of just under $5.

The fact that Novell has over $3 per share in cash and investments (no debt) and is generating positive cashflow throughout this transition led us to do further work on the company. To us, investors seem to have forgotten what the "new" Novell is becoming and instead have focused on the declining "old" business. We believe Novell has a bright future and with the stock price trading at less than 1.5x our estimate of 2001 EBITDA(25), we believe the valuation is very compelling.

OTHER PORTFOLIO CHANGES
During the quarter, we sold our First Data position after the stock price had risen over 40% to buy Viad. Viad owns MoneyGram which is the #2 player in the money wire-transfer business behind First Data's Western Union. Viad also owns Travelers Express (#1 Money Order and Official Check business) and two convention services businesses. At the time we made the swap, Viad was trading for about half of the EBITDA multiple of First Data -- a price gap we felt was too large.

Overseas, we initiated a position in Lotte Chilsung Beverage, an innovative consumer products company in Korea. The company produces and markets its own beverage and juice brands, as well as being the Pepsi bottler for Korea. With the local stock market so bombed-out, we were able to buy this terrific little company for under 4x our estimate of 2001 earnings.

--------------------------------------------------------------------------------
                                   HIGHLIGHTS

- FOR CALENDAR YEAR 2000, THE FUND RETURNED 15.84%(7), VERSUS -13.18% FOR THE MSCI WORLD INDEX AND -8.50% FOR THE LIPPER GLOBAL FUND INDEX. THIS PUT THE FUND IN THE TOP 2% OF WORLD STOCK FUNDS, AS RANKED BY MORNINGSTAR.

- WE CONTINUED TO TAKE ADVANTAGE OF THE SHARP MARKET CORRECTION BY INVESTIGATING FALLEN TECHNOLOGY STARS, INCLUDING NOVELL, INC.

- WE BELIEVE MANY COMPANIES HAVE ALREADY EXPERIENCED LARGE PRICE CORRECTIONS, PROVIDING ATTRACTIVE PROSPECTS FOR THE FUND.
--------------------------------------------------------------------------------


                                                     THE OAKMARK GLOBAL FUND  27

--------------------------------------------------------------------------------

LOOKING FORWARD
Concern over the markets both in the United States and abroad has been an inexhaustible topic over the past year. As long-term value investors, we rarely predict the short-term direction of the market. However, we believe there are many companies that have already experienced large stock price corrections, providing very attractive future prospects based on underlying business value. We believe stock price valuations are excellent worldwide, and valuations here in the U.S. are especially attractive -- better than we've seen for many years. Therefore, as managers of the Fund, we continue to be excited about the portfolio and its future prospects.

Thank you for your continued confidence and support.

/s/ Michael J. Welsh

MICHAEL J. WELSH, CFA, CPA

Portfolio Manager
102521.2142@compuserve.com


/s/ Gregory L. Jackson

GREGORY L. JACKSON

Portfolio Manager
gjackson@oakmark.com

January 9, 2001

--------------------------------------------------------------------------------
                              TOP FIVE INDUSTRIES
                             AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------
INDUSTRIES                     Retail                       13.3%
AND % OF                       Information Services         13.0%
TOTAL NET ASSETS               Other Consumer
                                Goods & Services             9.6%
                               Food & Beverage               8.7%
                               Computer Software             7.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TOP FIVE HOLDINGS
                             AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------
COMPANY              NOVA Corporation                       6.6%
AND % OF             ITT Educational
TOTAL NET             Services, Inc.                        6.3%
ASSETS               Somerfield plc                         5.9%
                     The Reynolds &
                      Reynolds Company                      5.2%
                     Diageo plc                             5.2%
--------------------------------------------------------------------------------


28   THE OAKMARK GLOBAL FUND

     THE OAKMARK GLOBAL FUND

     DIVERSIFICATION--DECEMBER 31, 2000
     ---------------------------------------------------------------------------

                                  [PIE CHART]

                                 UNITED STATES
                                    EUROPE
                                  PACIFIC RIM
                                 LATIN AMERICA

                     % OF FUND
                    NET ASSETS
------------------------------
/ /  UNITED STATES       50.2%

/ /  EUROPE              32.1%
     Great Britain       19.3%
     *France              4.6%
     *Finland             3.7%
     *Italy               2.4%
     *Germany             2.1%

                     % OF FUND
                    NET ASSETS
------------------------------
/ /  PACIFIC RIM         8.2%
     Korea               3.5%
     New Zealand          3.4%
     Hong Kong           1.2%
     Singapore           0.1%

/ /  LATIN AMERICA       4.9%
     Panama              3.2%
     Brazil              1.7%

*Euro currency contries comprise 12.8% of the Fund.


                                 THE OAKMARK GLOBAL FUND    29

     THE OAKMARK GLOBAL FUND

     SCHEDULE OF INVESTMENTS--DECEMBER 31, 2000 (UNAUDITED)
     ---------------------------------------------------------------------------

                                 Description                          Shares Held         Market Value
------------------------------------------------------------------------------------------------------
COMMON STOCKS--93.9%

FOOD & BEVERAGE--8.7%
    Diageo plc                   Beverages, Wines, & Spirits
      (Great Britain)              Manufacturer                          130,000          $ 1,448,199
    Hite Brewery Co., Ltd.       Brewer
      (Korea)                                                             27,000              768,379
    Lotte Chilsung Beverage      Soft Drinks, Juices, & Sport Drinks
      Company (Korea)              Manufacturer                            1,700              215,020
                                                                                          -----------
                                                                                            2,431,598
APPAREL--2.4%
    Fila Holding S.p.A.          Athletic Footwear & Apparel
      (Italy), (a)(b)                                                     87,900           $  670,238

RETAIL--11.8%
    Somerfield plc               Food Retailer
      (Great Britain)                                                  1,198,000          $ 1,648,060
    House of Fraser Plc          Department Store
      (Great Britain)                                                  1,091,000              995,137
    Toys `R' Us, Inc.            Toy Retailer
      (United States), (a)                                                40,000              667,500
                                                                                          -----------
                                                                                            3,310,697
OTHER CONSUMER GOODS &
    SERVICES--9.6%
    H&R Block, Inc.              Financial Services Provider
      (United States)                                                     18,000           $  744,750
    Royal Doulton plc            Tableware & Giftware
      (Great Britain), (a)                                               700,000              722,230
    Department 56, Inc.          Collectibles & Giftware Products
      (United States), (a)                                                60,000              690,000
    Cendant Corporation          Diversified Consumer & Business
      (United States), (a)         Services                               55,000              529,375
                                                                                          -----------
                                                                                            2,686,355
BANKS & THRIFTS--3.2%
    Banco Latinoamericano        Latin American Trade Bank
      de Exportaciones, S.A.,
      Class E (Panama), (b)                                               26,300           $  908,994

HOTELS & MOTELS--0.1%
    Mandarin Oriental            Hotel Management
      International Limited
      (Singapore)                                                         30,000            $  19,500

HUMAN RESOURCES--2.0%
    Spherion Corporation         Workforce Management Services
      (United States), (a)                                                50,000            $ 565,625

30   THE OAKMARK GLOBAL FUND

     THE OAKMARK GLOBAL FUND

     SCHEDULE OF INVESTMENTS--DECEMBER 31, 2000 (UNAUDITED) CONT.
     ---------------------------------------------------------------------------

                                 Description                         Shares Held        Market Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--93.9% (CONT.)

EDUCATIONAL SERVICES--6.3%
    ITT Educational Services,    Postsecondary Degree Programs
      Inc. (United States), (a)                                           80,000          $ 1,760,000

INFORMATION SERVICES--13.0%
    NOVA Corporation             Transaction Processing Services
      (United States), (a)                                                93,400          $ 1,862,162
    Ceridian Corporation         Data Management Services
      (United States), (a)                                                47,000              937,063
    Equifax Inc.                 Consumer Credit Information
      (United States)                                                     30,000              860,625
                                                                                          -----------
                                                                                            3,659,850
COMPUTER SOFTWARE--7.2%
    The Reynolds and             Information Management Systems
      Reynolds Company,
      Class A (United States)                                             72,000        $   1,458,000
    Novell, Inc.                 Network & Internet Integration
      (United States), (a)         Software                              110,000              574,063
                                                                                          -----------
                                                                                            2,032,063
PRINTING--4.7%
    Valassis Communications,     Product Promotions Printer
      Inc. (United States), (a)                                           42,000          $ 1,325,625

TELECOMMUNICATIONS--1.7%
    Telemig Celular              Mobile Telecommunications
      Participacoes S.A.
      (Brazil), (a)                                                  111,345,000            $ 468,220

MEDICAL PRODUCTS--3.2%
    Edwards Lifesciences         Respiratory Products
      Corporation
      (United States), (a)                                                50,000            $ 887,500

MACHINERY &
METAL PROCESSING--3.7%
    Metso Oyj (Finland)          Paper & Pulp Machinery                   92,600          $ 1,034,721

MINING & BUILDING
MATERIALS--3.4%
    Fletcher Challenge           Building Materials Manufacturer
      Building (New Zealand)                                           1,107,186           $  960,262

OTHER INDUSTRIAL GOODS
 & SERVICES--4.6%
    Chargeurs SA (France)        Wool, Textile Production & Trading        9,900           $  650,727
    GFI Industries SA (France)   Industrial Fastener Manufacturer         26,600              638,172
                                                                                          -----------
                                                                                            1,288,899


                                                     THE OAKMARK GLOBAL FUND  31

     THE OAKMARK GLOBAL FUND

     SCHEDULE OF INVESTMENTS--DECEMBER 31, 2000 (UNAUDITED) CONT.
     ---------------------------------------------------------------------------

                                 Description                        Shares Held/
                                                                       Par Value          Market Value
------------------------------------------------------------------------------------------------------
COMMON STOCKS--93.9% (CONT.)
PRODUCTION EQUIPMENT--2.1%
    Krones AG (Germany)          Production Machinery Manufacturer        19,400            $  582,931

DIVERSIFIED
CONGLOMERATES--6.2%
    Viad Corp. (United States)   Payment Services &
                                   Convention Organizer                   35,000            $  805,000
    Enodis plc (Great Britain)   Food Processing Equipment               190,000               606,569
    First Pacific Company        Diversified Operations
      Limited (Hong Kong)                                              1,175,936               342,994
                                                                                            ----------
                                                                                             1,754,563
    TOTAL COMMON STOCKS (COST: $22,873,406)                                                 26,347,641

FIXED INCOME--1.5%

RETAIL--1.5%
    Ugly Duckling Corporation,
      Subordinated Debenture, 11.00% due 4/15/2007                    $  605,000         $     423,500
    TOTAL FIXED INCOME (COST: $436,404)                                                        423,500

SHORT TERM INVESTMENTS--4.4%

COMMERCIAL PAPER--1.8%
    General Electric Capital Corporation, 5.90% due 1/2/2001          $  500,000         $     500,000
    TOTAL COMMERCIAL PAPER (COST: $500,000)                                                    500,000

REPURCHASE AGREEMENTS--2.6%
    State Street Repurchase Agreement, 5.85% due 1/2/2001             $  746,000         $     746,000
    TOTAL REPURCHASE AGREEMENTS (COST: $746,000)                                               746,000

    TOTAL SHORT TERM INVESTMENTS (COST: $1,246,000)                                          1,246,000
    Total Investments (Cost $24,555,810)--99.8%                                          $  28,017,141
    Foreign Currencies (Proceeds $0)--0.0%                                               $           0
    Other Assets In Excess Of Other Liabilities--0.2% (c)                                       54,262

    TOTAL NET ASSETS--100%                                                               $  28,071,403
                                                                                         =============

(a)Non-income producing security.
(b)Represents an American Depository Receipt.
(c)Includes transaction hedges.

32   THE OAKMARK GLOBAL FUND

THE OAKMARK INTERNATIONAL FUND

     REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS
     ---------------------------------------------------------------------------

     [PHOTO of David G. Herro]   [PHOTO of Michael J. Welsh]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK
INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO
PRESENT (12/31/00) COMPARED TO THE MSCI WORLD EX U.S.
INDEX(26)

[LINE CHART]

                                  THE OAKMARK         MSCI WORLD EX
                               INTERNATIONAL FUND       U.S. INDEX

    9/30/1992                        $10,000              $10,000
   12/31/1992                        $10,043               $9,628
    3/31/1993                        $11,890              $10,766
    6/30/1993                        $12,300              $11,834
    9/30/1993                        $13,387              $12,562
   12/31/1993                        $15,424              $12,729
    3/31/1994                        $15,257              $13,133
    6/30/1994                        $14,350              $13,748
    9/30/1994                        $15,278              $13,830
   12/31/1994                        $14,026              $13,664
    3/31/1995                        $13,563              $13,924
    6/30/1995                        $14,749              $14,060
    9/30/1995                        $15,507              $14,631
   12/31/1995                        $15,193              $15,222
    3/31/1996                        $17,021              $15,681
    6/30/1996                        $18,383              $15,937
    9/30/1996                        $18,347              $15,950
   12/31/1996                        $19,450              $16,268
    3/31/1997                        $20,963              $16,016
    6/30/1997                        $22,700              $18,094
    9/30/1997                        $23,283              $18,027
   12/31/1997                        $20,097              $16,637
    3/31/1998                        $22,994              $19,083
    6/30/1998                        $20,253              $19,233
    9/30/1998                        $16,322              $16,404
   12/31/1998                        $18,688              $19,759
    3/31/1999                        $21,258              $20,070
    6/30/1999                        $25,728              $20,650
    9/30/1999                        $23,896              $21,535
   12/31/1999                        $26,065              $25,277
    3/31/2000                        $26,012              $25,416
    6/30/2000                        $27,856              $24,530
    9/30/2000                        $27,306              $22,663
   12/31/2000                        $29,324              $21,897


12/31/00 NAV(9) $15.46

                                                    AVERAGE ANNUAL TOTAL RETURN(10)
                                                           THROUGH 12/31/00
                                      TOTAL RETURN        FROM FUND INCEPTION
                                     LAST 3 MONTHS*            9/30/92
-----------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL FUND            7.39%                13.91%
MSCI World ex U.S. Index w/inc.          -3.38%                 9.96%
MSCI EAFE Index w/inc.(4)                -2.68%                 9.75%
Lipper International Fund Index(27)      -4.02%                11.41%

*Not annualized.

FELLOW SHAREHOLDERS,

We are pleased to report that your Fund's performance for both the quarter and for the calendar year ending December 31, 2000 was very good. The Oakmark International Fund was up 7.39% in the past quarter, compared with declines of 3.38% and 4.02% for the MSCI World ex US Index and the Lipper International Fund Index.

For the twelve months ending December 31, 2000, your fund achieved a return of 12.50%, placing it in the top one percent of all international funds ranked by Morningstar.(28) We are particularly proud of achieving this positive return in a very difficult market environment. Over the same period, the MSCI World ex US Index and the Lipper International Fund Index declined 13.37% and 14.72%, respectively. Most importantly, your Fund has achieved long-term out-performance since its inception, up 13.91% annually compared to returns of 9.96% and 11.41% for the MSCI World ex US Index and the Lipper International Fund Index.

REVIEW OF 2000 RESULTS

With the end of every calendar year we think it is important to detail the ideas which had the biggest positive and negative impacts on the Fund's performance. Since the story is more good than bad let's start with the good. The biggest positive contributor to return was our investment in the Brazilian cellular market through two companies, TELESP CELULAR and TELEMIG CELULAR PARTICIPACOE. Both companies were spun-out of Telebras when it was privatized in 1998, and each nearly doubled in 2000. This is the second year in a row that your Fund has greatly benefited from the


                                           THE OAKMARK INTERNATIONAL FUND     33

--------------------------------------------------------------------------------
                               TOTAL RETURNS(16)
                             AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------
                  3 Months*                             7.39%
--------------------------------------------------------------------------------
                  6 Months*                             5.27%
--------------------------------------------------------------------------------
                  1 Year                               12.50%
--------------------------------------------------------------------------------
  *Not annualized
                         AVERAGE ANNUAL TOTAL RETURNS(16)
                             AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------
                  3 Year                               13.41%
--------------------------------------------------------------------------------
                  5 Year                               14.04%
--------------------------------------------------------------------------------
                  Since inception                      13.91%
--------------------------------------------------------------------------------

share price appreciation of these companies, as they were also among the largest positive contributors to NAV in 1999.

Since the beginning of the Telebras break-up process our analyst Chad Clark has been far ahead of "the Street" in tackling the enormously complicated task of sorting out the financial and market situations of each individual company, much to your Fund's benefit. Our position in Telesp was bought out during the year by its new parent Portugal Telecom, but we are still owners of Telemig based on our belief that the current share price still does not yet properly reflect the value of the business.

The single biggest contributor to return for the Fund was CITIZEN WATCH of Japan, which appreciated nearly 60 percent before hitting its sell target in the summer. The performance of Citizen was especially satisfying given that it was located in the worst performing developed market in the world in 2000.

Our investment in two Danish banks, DEN DANSKE BANK and UNIDANMARK, provided a strong positive contribution. The share prices of both appreciated substantially as the market (and one acquiror) recognized the strength of their domestic franchises and the cheapness of their valuations. Each hit their sell prices during the year and are no longer in the portfolio.

UK-based multinational DIAGEO made a big positive impact in 2000. Management continues to make very aggressive moves to try and unlock the value of the business. In addition to the on-going restructuring of their cost base, during the course of the year they sold Pillsbury to General Mills and purchased a group of brands from Seagrams at a very sensible price.

--------------------------------------------------------------------------------
                                   HIGHLIGHTS

- IN A VERY DIFFICULT MARKET ENVIRONMENT, THE FUND RETURNED 12.50% FOR CALENDAR YEAR 2000, PLACING IT IN THE TOP 1% OF ALL INTERNATIONAL FUNDS, AS RANKED BY MORNINGSTAR. THIS COMPARED FAVORABLY WITH A -13.37% FOR THE MSCI WORLD EX U.S. INDEX, AND -14.72% FOR THE LIPPER INTERNATIONAL FUND INDEX.

- THE SINGLE BIGGEST CONTRIBUTOR TO RETURN FOR THE FUND WAS CITIZEN WATCH OF JAPAN, WHICH APPRECIATED NEARLY 60% BEFORE HITTING OUR SELL TARGET IN THE SUMMER.

- WE ARE EXCITED ABOUT THE OVERALL CHEAPNESS OF OUR CURRENT PORTFOLIO, AS WELL AS THE NEW OPPORTUNITIES EMERGING FROM CURRENT MARKET VOLATILITY.

--------------------------------------------------------------------------------

Finally, RECKITT BENCKISER, BANCO LATINOAMERICANO DE EXPORTACIONES, CANADIAN IMPERIAL BANK, BANK OF IRELAND, AND KONE also all made solid positive contributions this year to your Fund's return.

The single biggest negative contributor was UK conglomerate TOMKINS, a company that was detailed in last quarter's letter. Already awful sentiment toward the stock worsened during the year with accusations of management impropriety, as of yet unproven. Insulating ourselves from the current negative sentiment, what we are left with is a company trading at a single digit PE, double digit dividend yield, and a huge ongoing share buy-back program.

Another negative contributor was AUTOLIV, the world leader in the development and manufacturing of automotive safety systems, including seat belts and airbags.


34   THE OAKMARK INTERNATIONAL FUND

--------------------------------------------------------------------------------
                              TOP FIVE INDUSTRIES
                             AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------
    INDUSTRIES              Banks & Thrifts                   12.9%
    AND % OF                Food & Beverage                   10.3%
    TOTAL NET               Other Industrial
    ASSETS                   Goods & Services                 9.7%
                            Diversified Conglomerates         6.3%
                            Apparel                           6.2%
--------------------------------------------------------------------------------

The share price performance has been hurt by negative expectations for the automakers. The current valuation ignores the high quality of their technology, their enviable market positions, and the long term secular growth in their product specialties.


FIRST PACIFIC, the Hong-Kong listed conglomerate, was also a weak performer. The share price was racked by awful sentiment in its two primary markets, the Philippines and Indonesia. Both of these markets saw heightened political uncertainty during the year and consequently, weaker currencies. Despite these temporary difficulties the company remains an inexpensive collection of quality assets with great franchises (especially their telephone businesses in the Philippines and Indofood in Indonesia) located in very fast growing markets. By investing through First Pacific you get ownership of these undervalued businesses at an additional discount. While stumbling recently, management is very sound and has achieved a decades- long record of growing asset value per share.

--------------------------------------------------------------------------------
                                TOP FIVE HOLDINGS
                             AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------
     COMPANY                Somerfield plc                    5.6%
     AND % OF               Metso Oyj                         5.0%
     TOTAL NET              Diageo plc                        4.0%
     ASSETS                 Hunter Douglas N.V.               3.9%
                            Banco Latinoamericano             3.7%
--------------------------------------------------------------------------------

Another negative contributor to NAV was FILA, the Italian sportswear manufacturer. To date this has not been a good investment for the Fund, but due to the tremendous effort of top management (especially in the US) this is a much better run organization than it was back in 1996 when the market awarded the company a share price over $100. While our estimate of business value is a fraction of that number, it is a multiple of the current share price, which ended the year at less than $8. The turnaround in the business has been slower than we expected but we are heartened by the positive response of the big retailers toward the company's new product line and its sell-through to consumers.


LOOKING FORWARD

While we are excited about the Fund's strong performance, we are even more excited about the overall cheapness of the current portfolio as well as the new opportunities emerging from the current market volatility.

Thank you for your continued confidence.



/s/ David G. Herro

DAVID G. HERRO, CFA

Portfolio Manager
dherro@compuserve.com


/s/ Michael J. Welsh

MICHAEL J. WELSH, CFA, CPA

Portfolio Manager
102521.2142@compuserve.com

January 9, 2001


                                           THE OAKMARK INTERNATIONAL FUND     35

THE OAKMARK INTERNATIONAL FUND

     INTERNATIONAL DIVERSIFICATION--DECEMBER 31, 2000
         [PIE CHART]

           EUROPE
         PACIFIC RIM
        LATIN AMERICA
       OTHER COUNTRIES


            % OF FUND
           NET ASSETS
-----------------------------------
// EUROPE                    61.8%
 Great Britain               23.1%
*France                       9.4%
*Finland                      7.9%
*Netherlands                  6.7%
*Ireland                      3.6%
 Sweden                       3.5%
*Germany                      3.3%
*Italy                        2.4%
 Switzerland                  1.3%
*Austria                      0.6%
            % OF FUND
           NET ASSETS
-----------------------------------
// PACIFIC RIM               17.4%
Korea                         5.8%
Australia                     4.1%
Singapore                     3.2%
Hong Kong                     2.5%
Japan                         1.8%

// LATIN AMERICA             14.3%
Brazil                        4.5%
Panama                        3.7%
Mexico                        3.6%
Argentina                     2.5%

// OTHER                      1.8%
Canada                        1.8%

* Euro currency countries comprise 33.9% of the Fund.


36   THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2000 (UNAUDITED)

                                 Description                         Shares Held          Market Value
------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.3%
FOOD & BEVERAGE--10.3%
    Diageo plc (Great Britain)   Beverages, Wines, & Spirits
                                   Manufacturer                        2,950,500   $       32,868,532
    Quilmes Industrial           Brewer
      S.A. (Argentina), (b)                                            2,235,000           20,115,000
    Fomento Economico            Soft Drink & Beer Manufacturer
      Mexicano, S.A. de C.V.
      (Mexico), (b)                                                      554,500           16,565,687
    Lotte Chilsung Beverage      Soft Drinks, Juices, & Sport Drinks
      Company (Korea)              Manufacturer                           93,000           11,762,846
    Lotte Confectionery Co.,     Confection Manufacturer
      Ltd. (Korea)                                                        37,270            3,255,601
                                                                                   ------------------
                                                                                           84,567,666
APPAREL--6.2%
    Adidas-Salomon AG            Worldwide Manufacturer/ Marketer
      (Germany)                    of Sportswear                         317,300   $       19,664,345
    Fila Holding S.p.A.          Athletic Footwear & Apparel
      (Italy), (a)(b)                                                  2,577,800           19,655,725
    Giordano International       Pacific Rim Clothing Retailer &
      Limited (Hong Kong)          Manufacturer                       24,711,000           11,405,516
                                                                                   ------------------
                                                                                           50,725,586
RETAIL--5.6%
    Somerfield plc               Food Retailer
      (Great Britain)                                                 33,473,000   $       46,048,011

HOUSEHOLD PRODUCTS--5.2%
    Hunter Douglas N.V.          Window Coverings Manufacturer
      (Netherlands)                                                    1,150,084   $       31,533,915
    Reckitt Benckiser plc        Household Cleaners &
      (Great Britain)              Air Fresheners                        631,200            8,721,022
    Kimberly-Clark de Mexico,    Hygiene Products Manufacturer
      S.A. de C.V., Class A
      (Mexico), (a)                                                      783,000            2,166,178
                                                                                   ------------------
                                                                                           42,421,115
OTHER CONSUMER GOODS & SERVICES--0.8%
    Shimano Inc. (Japan)         Bicycle Components Manufacturer         345,000   $        6,775,061

BANKS & THRIFTS--12.9%
    Banco Latinoamericano        Latin American Trade Bank
      de Exportaciones, S.A.,
      Class E (Panama), (b)                                              866,900   $       29,962,231
    Uniao de Bancos Brasileiros  Commercial Banking
      S.A. (Brazil), (c)                                                 791,000           23,285,063
    Bank of Ireland (Ireland)    Commercial Banking                    1,586,600           15,911,246
    BNP Paribas SA (France)      Commercial Banking                      153,000           13,432,861


                                           THE OAKMARK INTERNATIONAL FUND     37

THE OAKMARK INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2000 (UNAUDITED) CONT.

                                 Description                         Shares Held          Market Value
-------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.3% (CONT.)
BANKS & THRIFTS--12.9% (CONTINUED)
    Svenska Handelsbanken        Commercial Banking
      AB (Sweden)                                                        502,500   $        8,597,706
    Kookmin Bank (Korea)         Commercial Banking                      430,000            5,064,822
    National Australia Bank      Commercial Banking
      Limited (Australia)                                                295,000            4,728,390
    United Overseas Bank         Commercial Banking
      Limited, Foreign
      Shares (Singapore)                                                 583,968            4,383,132
                                                                                   ------------------
                                                                                          105,365,451
OTHER FINANCIAL--1.0%
    Daiwa Securities             Stock Broker
      Group Inc. (Japan)                                                 774,000   $        8,077,169

HOTELS & MOTELS--2.6%
    Mandarin Oriental            Hotel Management
      International Limited
      (Singapore)                                                     33,134,400   $       21,537,360

BROADCASTING & CABLE TV--0.8%
    Grupo Televisa S.A.          Television Production &
      (Mexico), (a)(c)             Broadcasting                          154,000   $        6,920,375

PUBLISHING--5.7%
    Wolters Kluwer NV            Reference Material Publisher
      (Netherlands)                                                      634,000   $       17,288,263
    Independent News &           Newspaper Publisher
      Media PLC (Ireland)                                              4,880,855           13,291,053
    John Fairfax Holdings        Newspaper Publisher
      Limited (Australia)                                              4,900,000           10,675,464
    N.V. Holdingmaatschappij     Newspaper Publisher
      De Telegraaf
      (Netherlands)                                                      287,000            5,821,047
                                                                                   ------------------
                                                                                           47,075,827
TELECOMMUNICATIONS--2.8%
    Telemig Celular              Mobile Telecommunications
      Participacoes S.A.
      (Brazil), (a)                                                2,297,800,000   $        9,662,543
    SK Telecom Co., Ltd.         Mobile Telecommunications
      (Korea)                                                             45,370            9,074,000
    Brasil Telecom               Mobile Telecommunications
      Participacoes S.A.
      (Brazil), (a)                                                  469,200,000            4,186,708
                                                                                   ------------------
                                                                                           22,923,251


38   THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2000 (UNAUDITED) CONT.

                                 Description                         Shares Held          Market Value
------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.3% (CONT.)
AUTOMOTIVE--3.9%
    Compagnie Generale des       Tire Manufacturer
      Establissements              Automotive Safety Systems
      Michelin (France)                                                  644,000    $      23,311,796
    Autoliv, Inc (Sweden)        Manufacturer                            324,200            5,083,335
    Dongah Tire Industry         Innertube Manufacturer
      Company (Korea)                                                    166,290            3,148,336
                                                                                   ------------------
                                                                                           31,543,467
AEROSPACE--2.3%
    Rolls-Royce plc              Aviation & Marine Power
      (Great Britain)                                                  6,218,702    $      18,504,665

AIRPORT MAINTENANCE--1.1%
    Flughafen Wien AG            Airport Management &
      (Austria)                    Operations                            125,522    $       4,749,965
    Grupo Aeroportuario          Airport Operator
      del Sureste S.A. de C.V.
      (Mexico), (a) (b)                                                  242,000            4,023,250
                                                                                   ------------------
                                                                                            8,773,215
COMPONENTS--4.1%
    IMI plc (Great Britain)      Components Manufacturer               5,140,000    $      18,522,883
    Morgan Crucible              Crucible & Components
      Company plc                  Manufacturer
      (Great Britain)                                                  3,415,000           15,140,625
                                                                                   ------------------
                                                                                           33,663,508
CHEMICALS--3.6%
    Nufarm Limited               Agricultural & Industrial
      (Australia)                  Chemical Producer                  10,381,415    $      18,366,724
    Givaudan (Switzerland), (a)  Fragrance & Flavor Compound
                                   Manufacturer                           41,300           10,918,039
                                                                                   ------------------
                                                                                           29,284,763
OIL & NATURAL GAS--1.7%
    ISIS (France)                Oil Services                            191,927    $      13,678,653

MACHINERY & METAL PROCESSING--5.0%
    Metso Oyj (Finland)          Paper & Pulp Machinery                3,658,100    $      40,875,965

MINING & BUILDING MATERIALS--1.9%
    Kumkang Korea                Building Materials
      Chemical Co., Ltd.
      (Korea)                                                            443,040    $      15,234,972

OTHER INDUSTRIAL GOODS & SERVICES--9.7%
    Chargeurs SA (France)        Wool, Textile Production & Trading      409,526    $      26,918,137
    Kone Corporation,            Elevators
      Class B (Finland)                                                  340,310           23,806,550

                                              THE OAKMARK INTERNATIONAL FUND  39

THE OAKMARK INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2000 (UNAUDITED) CONT.

                                                                    Shares Held/
                                 Description                           Par Value          Market Value
------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.3% (CONT.)
OTHER INDUSTRIAL GOODS & SERVICES--9.7%
    Tomkins plc (Great Britain)  Diversified Engineering               7,932,116    $      17,494,820
    Buderus AG (Germany)         Industrial Manufacturing                327,820            7,046,066
    FKI plc (Great Britain)      Industrial Manufacturing              1,236,315            4,067,057
                                                                                    -----------------
                                                                                           79,332,630
STEEL--1.8%
    SSAB Svenskt Stal AB,        Steel Producer
      Series A (Sweden)                                                1,575,920    $      15,026,253

DIVERSIFIED CONGLOMERATES--6.3%
    Enodis plc (Great Britain)   Food Processing Equipment             8,626,000    $      27,538,212
    Canadian Pacific Limited     Diversified Operations
      (Canada)                                                           517,000           14,731,554
    First Pacific Company        Diversified Operations
      Limited (Hong Kong)                                             31,087,934            9,067,663
                                                                                    -----------------
                                                                                           51,337,429

    TOTAL COMMON STOCKS (COST: $771,495,940)                                              779,692,392

SHORT TERM INVESTMENTS--3.9%

COMMERCIAL PAPER--1.8%
    Ford Motor Credit Corp., 6.50% due 1/2/2001                     $  5,000,000    $       5,000,000
    General Electric Capital Corporation, 5.90%
      due 1/2/2001                                                    10,000,000           10,000,000

    TOTAL COMMERCIAL PAPER (COST: $15,000,000)                                             15,000,000
REPURCHASE AGREEMENTS--2.1%
    State Street Repurchase Agreement, 5.85%
      due 1/2/2001                                                  $ 17,030,000    $      17,030,000
    TOTAL REPURCHASE AGREEMENTS (COST: $17,030,000)                                        17,030,000

    TOTAL SHORT TERM INVESTMENTS (COST: $32,030,000)                                       32,030,000

    Total Investments (Cost $803,525,940)--99.2%                                    $     811,722,392
    Foreign Currencies (Proceeds $781,829)--0.1%                                             $789,872
    Other Assets In Excess Of Other Liabilities--0.7% (d)                                   5,555,035
                                                                                    -----------------

    TOTAL NET ASSETS--100%                                                          $     818,067,299
                                                                                    =================

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) Represents a Global Depository Receipt.
(d) Includes portfolio and transaction hedges.


40   THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL
SMALL CAP FUND
REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF DAVID G. HERRO]     [PHOTO OF MICHAEL J. WELSH]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (12/31/00) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX(26)
[LINE CHART]

             THE OAKMARK      MSCI WORLD EX
             INTERNATIONAL    U.S. INDEX
             SMALL CAP
             FUND
10/31/95              $10,000         $10,000
12/31/95               $9,630         $10,684
03/31/96              $10,970         $11,006
06/30/96              $11,570         $11,186
09/30/96              $11,590         $11,195
12/31/96              $12,038         $11,418
03/31/97              $12,080         $11,241
06/30/97              $13,181         $12,699
09/30/97              $12,672         $12,652
12/31/97               $9,642         $11,677
03/31/98              $11,429         $13,394
06/30/98               $9,892         $13,499
09/30/98               $8,211         $11,513
12/31/98              $10,529         $13,868
03/31/99              $13,118         $14,086
06/30/99              $15,317         $14,493
09/30/99              $15,439         $15,114
12/31/99              $16,190         $17,741
03/31/00              $15,387         $17,839
06/30/00              $15,529         $17,217
09/30/00              $14,908         $15,906
12/31/00              $14,756         $15,369

12/31/00 NAV(9) $10.55

                                                   AVERAGE ANNUAL TOTAL RETURN(10)
                                                       THROUGH 12/31/00
                                     TOTAL RETURN       FROM FUND INCEPTION
                                    LAST 3 MONTHS*            11/1/95
THE OAKMARK INTERNATIONAL SMALL
   CAP FUND                            -1.01%                  7.81%
MSCI World ex U.S. Index w/inc.        -3.38%                  8.66%
Lipper International Small Cap Fund
   Average(29)                        -12.59%                 15.09%
Micropal Equity International Small
   Cap Index(30)                      -12.25%                 14.56%

*Not annualized.

FELLOW SHAREHOLDERS,

The Oakmark International Small Cap Fund made it through a tough quarter in overseas markets relatively unscathed, posting a 1.01% decline in our NAV. This compares favorably to the -3.38% decline in the MSCI World ex U.S. Index, and the 12.59% loss for the Lipper International Small Cap Average.

Performance for the calendar year ending December 31, 2000, down 8.85%, also compares favorably to the performance of international indices and our peers:
The MSCI World ex U.S. Index lost 13.37% for 2000, while the return for the Lipper International Small Cap Average was -14.82%.

Value investors should view volatility as opportunity as it creates greater mispricing of underlying business value. Needless to say the current market environment is presenting us with many exciting opportunities.

PROCEED WITH CAUTION--ONE YEAR LATER

We'd like to remind shareholders of a few points we made exactly one year ago, at, in retrospect, the zenith of global momentum investing. We do this in the hope that it reinforces your confidence that in a medium-to-long term time frame, price and value do converge, sometimes with dramatic speed. These are excerpts from our December letter last year:

     "THIS IS NOT SUSTAINABLE! A number of these companies make little or no money and will not become reasonably profitable within the next 5 years, if ever. Many of these shares are driven by hype and illiquidity, and, specifically in overseas markets, scarcity. It is truly greater fool speculating at


                                  THE OAKMARK INTERNATIONAL SMALL CAP FUND    41
     its best....The point we'd like to make is that for an investment to make sense to us, there must be a reasonably estimated flow of cash tied to the assets of a company together with a share price that allows us to buy below the intrinsic value of those future cashflows."

After sticking to our guns throughout this bubble you can be assured that we will never abandon our discipline or our philosophy, no matter how out of date or painful they may appear in the short-run.

--------------------------------------------------------------------------------
                                TOTAL RETURNS(16)
                             AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------
                3 Months*                         -1.01%
--------------------------------------------------------------------------------
                6 Months*                         -4.98%
--------------------------------------------------------------------------------
                1 Year                            -8.85%
--------------------------------------------------------------------------------
  *Not annualized
--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(16)
                             AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------
  3 Year                                   15.23%
--------------------------------------------------------------------------------
  5 Year                                    8.90%
--------------------------------------------------------------------------------
Since inception                             7.81%
--------------------------------------------------------------------------------

THE BIG MOVERS OF 2000

As always, at the end of the year we think it is important to detail the specific ideas which had the greatest impact on your Fund's NAV. For calendar year 2000, the top performers were an eclectic bunch, from a variety of regions and industries. The stock with the single largest positive impact on NAV was Brazilian cellular provider TELEMIG CELULAR PARTICIPACOE, which more than doubled. Telemig is one of the "Baby Bras" spun out of Telebras last year. Along with large share price appreciation the company also possesses one of our favorite attributes: it still trades at a significant discount to intrinsic value.

IPC HOLDINGS, a Bermuda-based provider of reinsurance, also had a large positive impact. Management has done a nice job of earning good returns on the business over the cycle, not an easy thing to accomplish in this industry. With reinsurance rates moving significantly higher this year, IPC should show outstanding earnings growth in the near future.

--------------------------------------------------------------------------------
                                   HIGHLIGHTS

- VOLATILITY CONTINUED IN OVERSEAS MARKETS DURING THE FOURTH QUARTER, ROUNDING OUT A TOUGH CALENDAR YEAR. THE MSCI WORLD EX U.S. INDEX POSTED A -13.37% FOR 2000, WHILE THE LIPPER INTERNATIONAL SMALL CAP AVERAGE RETURNED -14.82%. OUR FUND COMPARED FAVORABLY TO THE INDICES AND OUR PEERS, POSTING -8.85%.

- WITH GLOBAL MOMENTUM INVESTING REACHING ITS PEAK APPROXIMATELY ONE YEAR AGO, WE ARE PRESENTED WITH SIGNIFICANT VALUE OPPORTUNITIES. ONCE AGAIN, WE SEE THAT PRICE AND VALUE DO CONVERGE, SOMETIMES WITH DRAMATIC SPEED.

- TOP PERFORMERS THIS YEAR WERE AN ECLECTIC BUNCH FROM A VARIETY OF REGIONS AND INDUSTRIES. THE STOCK WITH THE SINGLE LARGEST POSITIVE IMPACT ON NAV WAS BRAZILIAN CELLULAR PROVIDER TELEMIG CELULAR PARTICIPACOE, WHICH MORE THAN DOUBLED.
--------------------------------------------------------------------------------

With its strong share performance in the face of a very difficult local market HITE BREWERY got the hat-trick this year. 2000 was the third straight year that this Korean brewer made one of the most significant positive impacts on your Fund's performance.

JARDINE STRATEGIC, the Singapore-listed Asian conglomerate, appreciated nearly 60% for the Fund. Management, in response to minority shareholder concerns, did the right thing by announcing a massive share repurchase program. This helped to erase some of the holding company's large discount to the underlying value of its individual businesses. Rounding out this year's big winners are RECORDATI, the Italian pharmacutical firm, which more than doubled before hitting our sell target earlier in the year; and CAIRN ENERGY, the UK-based independent oil exploration and production company.


42 THE OAKMARK INTERNATIONAL SMALL CAP FUND

--------------------------------------------------------------------------------
                              TOP FIVE INDUSTRIES
                             AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------
INDUSTRIES                     Retail                       13.4%
AND % OF                       Mining & Building
TOTAL NET                       Materials                    8.4%
ASSETS                         Food & Beverage               7.5%
                               Other Consumer
                                Goods & Services             6.6%
                               Diversified Conglomerates     5.9%
--------------------------------------------------------------------------------

The biggest single negative impact on NAV this year came from our investments in Australia and New Zealand, which combined for a negative impact of over seven percent. The Fund was hurt both by declines in share prices but most notably by the underlying currencies. The New Zealand and Australian dollar both lost nearly 15% of their value relative to the US dollar. Thankfully, both currencies have rallied strongly from their lows of October and November and given their undervaluation, we expect this to continue in 2001.

--------------------------------------------------------------------------------
                               TOP FIVE HOLDINGS
                            AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------
COMPANY                        Royal Doulton plc             4.6%
AND % OF                       Fletcher Challenge
TOTAL NET                       Building                     4.2%
ASSETS                         House of Fraser Plc           3.8%
                               Jarvis Hotels plc             3.8%
                               GFI Industries SA             3.7%
--------------------------------------------------------------------------------

We retain conviction in our estimates of business value for our two largest New Zealand investments, FLETCHER BUILDING and MAINFREIGHT LIMITED. The Fund's second largest position, Fletcher Building, has a dominant market share in several tremendous cash flow businesses, is run by a well-incentivized, shareholder-oriented management team, and should benefit from declining interest rates. The company trades at 10x our estimate of 2000 earnings (which are below trend) and yields a whopping 8%.

Two of the year's under-performers came from emerging Asia, MATICHON in Thailand and ALASKA MILK in the Philippines. Current share prices for small caps in both of these markets continue to bear no relationship to underlying business value. Both of these companies trade at around 4x this year's earnings, absurd given the quality of their franchises. They have continued to build business value in the midst of poor macroeconomic conditions. We are convinced we will eventually be rewarded for our patience on both of these fine companies.

The share performance of ROYAL DOULTON also negatively impacted NAV in calendar 2000. The market continues to ignore the dramatic restructuring which is occurring underneath most sell-side analysts' radar. We believe the market will be positively surprised by the strength of the profitability this business can generate under this management team.

LOOKING FORWARD

We remain very optimistic about achieving good results going forward, given the quality and the value of the investments currently in the Fund. We want to thank you for your continued confidence.

/s/ David G. Herro, CFA

DAVID G. HERRO, CFA

Portfolio Manager
dherro@compuserve.com

/s/ Michael J. Welsh

MICHAEL J. WELSH, CFA, CPA

Portfolio Manager
102521.2142@compuserve.com

January 9, 2001


                                 THE OAKMARK INTERNATIONAL SMALL CAP FUND     43

THE OAKMARK INTERNATIONAL SMALL CAP FUND

INTERNATIONAL DIVERSIFICATION--DECEMBER 31, 2000

[PIE CHART]
EUROPE
PACIFIC RIM
LATIN AMERICA
OTHER

                      % OF FUND
                      NET ASSETS
---------------------------------
// EUROPE               49.0%

 Great Britain          23.3%
*France                 11.5%
*Italy                   3.6%
*Austria                 3.3%
*Finland                 2.4%
*Netherlands             1.9%
*Ireland                 1.4%
 Sweden                  1.4%
*Germany                 1.1%
*Belguim                 0.1%

// LATIN AMERICA         5.7%

Mexico                   3.8%
Brazil                   1.9%

                      % OF FUND
                      NET ASSETS
---------------------------------
// PACIFIC RIM          40.5%
Hong Kong                8.5%
Korea                    7.8%
New Zealand              6.9%
Japan                    6.5%
Singapore                6.4%
Thailand                 2.3%
Philippines              2.1%

// OTHER                 2.2%

Bermuda                  2.2%

* Euro currency countries comprise 25.3% of the Fund.


44   THE OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2000 (UNAUDITED)

                                 Description                         Shares Held          Market Value
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.4%
FOOD & BEVERAGE--7.5%
    Hite Brewery Co., Ltd.       Brewer
      (Korea)                                                             81,500          $ 2,319,368
    Alaska Milk Corporation      Milk Producer
      (Philippines)                                                   44,874,000            1,794,960
    Grupo Continental, S.A.      Soft Drink Manufacturer
      (Mexico)                                                         1,213,000            1,324,649
    Mikuni Coca-Cola             Soft Drink Manufacturer
      Bottling Co., Ltd.
      (Japan)                                                             87,000              894,200
                                                                                          -----------
                                                                                            6,333,177

APPAREL--2.1%
    Kingmaker Footwear           Athletic Footwear Manufacturer
      Holdings Limited
      (Hong Kong)                                                     11,000,000          $ 1,762,888

RETAIL--13.4%
    House of Fraser Plc          Department Store
      (Great Britain)                                                  3,537,000          $ 3,226,215
    Carpetright plc              Carpet Retailer
      (Great Britain)                                                    346,000            2,664,475
    Denny's Japan Co., Ltd.      Restaurant Chain
      (Japan)                                                             88,000            1,424,073
    MFI Furniture Group plc      Household Furniture Retailer
      (Great Britain)                                                  1,021,000            1,057,241
    York-Benimaru Co., Ltd.      Supermarket Chain
      (Japan)                                                             41,300              903,166
    Jusco Stores                 Department Stores
      (Hong Kong) Co.,
      Limited (Hong Kong)                                              6,996,000              699,627
    Harvey Nichols plc           High Fashion Clothing Retailer
      (Great Britain)                                                    274,000              686,268
    Dickson Concepts             Jewlery Wholesaler & Retailer
      (International)
      Limited (Hong Kong)                                              1,615,000              584,942
                                                                                          -----------
                                                                                           11,246,007

OFFICE EQUIPMENT--2.4%
    Neopost SA                   Mailroom Equipment Supplier
      (France), (a)                                                       88,000          $ 2,065,800


                                   THE OAKMARK INTERNATIONAL SMALL CAP FUND   45

THE OAKMARK INTERNATIONAL SMALL CAP FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2000 (UNAUDITED) CONT.

                                 Description                         Shares Held          Market Value
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.4% (CONT.)
OTHER CONSUMER GOODS & SERVICES--6.6%
    Royal Doulton plc                Tableware & Giftware
      (Great Britain), (a)                                             3,762,000          $ 3,881,471
    Il Shin Spinning Company         Fabric & Yarn Manufacturer
      (Korea)                                                             57,610            1,639,494
                                                                                          -----------

                                                                                            5,520,965

INSURANCE--2.2%
    IPC Holdings, Ltd.               Reinsurance Provider
      (Bermuda)                                                           87,700          $ 1,841,700

OTHER FINANCIAL--4.1%
    JCG Holdings Ltd.                Consumer Finance
      (Hong Kong)                                                      4,047,000            1,945,748
    Ichiyoshi Securities Co.,        Stock Broker
      Ltd. (Japan)                                                       455,000            1,512,421
                                                                                          -----------
                                                                                            3,458,169

HOTELS & MOTELS--3.8%
    Jarvis Hotels plc                Hotel Operator
      (Great Britain)                                                  2,220,000          $ 3,203,382

HUMAN RESOURCES--2.0%
    United Services Group NV         Temporary Staffing Services
      (Netherlands)                                                       69,200          $ 1,559,491
    Creyf's NV                       Temporary Staffing Services
      (Belgium)                                                            5,000              117,375
                                                                                          -----------
                                                                                            1,676,866

MARKETING SERVICES--0.8%
    Asatsu-DK Inc.                   Advertising Services Provider
      (Japan)                                                             28,900          $   695,198

BROADCASTING & CABLE TV--0.0%
    ABS-CBN Broadcasting             Television & Broadcasting Operator
      Corporation
      (Philippines)                                                        5,000          $    4,900


46   THE OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2000(UNAUDITED) CONT.

                                 Description                         Shares Held          Market Value
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.4% (CONT.)
PUBLISHING--3.7%
    Matichon Public              Newspaper Publisher
      Company Limited,
      Foreign Shares
      (Thailand)                                                       2,039,500          $ 1,926,716
    VLT AB, Class B              Newspaper Publisher
      (Sweden)                                                           125,950            1,167,563
                                                                                          -----------
                                                                                            3,094,279

PRINTING--2.6%
    Hung Hing Printing           Printing Company
      Group Limited
      (Hong Kong)                                                      5,498,000          $ 2,149,942

TELECOMMUNICATIONS--2.6%
    Telemig Celular              Mobile Telecommunications
      Participacoes S.A.
      (Brazil), (a)                                                  383,000,000          $ 1,610,564
    SK Telecom Co.,              Mobile Telecommunications
      Ltd. (Korea)                                                         2,960              592,000
                                                                                          -----------
                                                                                            2,202,564

AUTOMOTIVE--0.8%
   Dongah Tire                   Innertube Manufacturer
     Industry Company
     (Korea)                                                              34,400          $   651,289

AUTOMOBILES--3.6%
    Ducati Motor Holding         Motorcycle Manufacturer
      S.p.A. (Italy), (a)                                              1,677,000          $ 3,039,176

TRANSPORTATION SERVICES--4.8%
    Mainfreight Limited          Logistics Services
      (New Zealand)                                                    3,993,551          $ 2,261,947
    DelGro Corporation           Bus, Taxi, & Car Leasing
      Limited (Singapore)                                                682,000            1,787,691
                                                                                          -----------
                                                                                            4,049,638


                                 THE OAKMARK INTERNATIONAL SMALL CAP FUND    47

THE OAKMARK INTERNATIONAL SMALL CAP FUND
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2000 (UNAUDITED) CONT.

                                 Description                         Shares Held          Market Value
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.4% (CONT.)
AIRPORT MAINTENANCE--5.6%
    Flughafen Wien AG            Airport Management & Operations
      (Austria)                                                           73,500          $ 2,781,364
    Grupo Aeroportuario          Airport Operator
      del Sureste S.A. de C.V.
      (Mexico), (a) (b)                                                  114,400            1,901,900
                                                                                          -----------
                                                                                            4,683,264
CHEMICALS--1.2%
    Kemira Oyj                   Chemicals
      (Finland)                                                          193,200           $  979,640

OIL & NATURAL GAS--2.7%
    ISIS                         Oil Services
      (France)                                                            32,477          $ 2,314,638

INSTRUMENTS--3.2%
    Rotork plc                   Industrial Controls &
      (Great Britain)              Instruments Supplier                  257,000          $ 1,047,196
    Vaisala Oyj, Class A         Atmospheric Observation Equipment
      (Finland)                                                           35,800              991,678
    Halma plc                    Detection Systems Producer
      (Great Britain)                                                    335,000              686,268
                                                                                          -----------
                                                                                            2,725,142

MINING & BUILDING MATERIALS--8.4%
    Fletcher Challenge           Building Materials Manufacturer
      Building
      (New Zealand)                                                    4,077,251          $ 3,536,200
    Anglian Group plc            Window & Door Manufacturer
      (Great Britain)                                                    848,000            2,333,147
    Grafton Group plc            Building Products Retailer
      (Ireland)                                                           58,300            1,198,887
                                                                                          -----------
                                                                                            7,068,234

OTHER INDUSTRIAL GOODS & SERVICES--3.7%
    GFI Industries SA            Industrial Fastener Manufacturer
      (France)                                                           131,000          $ 3,142,879
                                                                                          -----------

PRODUCTION EQUIPMENT--3.6%
    NSC Groupe                   Textile Equipment Manufacturer
      (France)                                                            23,093          $ 2,168,432
    Krones AG                    Production Machinery Manufacturer
      (Germany)                                                           29,300              880,406
                                                                                          -----------
                                                                                            3,048,838


48   THE OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2000 (UNAUDITED) CONT.

                                                                    Shares Held/
                                 Description                           Par Value          Market Value
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.4% (CONT.)

DIVERSIFIED CONGLOMERATES--5.9%
    Haw Par Corporation          Healthcare & Leisure Products
      Ltd. (Singapore)                                                 1,238,000          $  2,587,506
    Jardine Strategic            Diversified Operations
      Holdings Limited
      (Singapore)                                                        340,700               994,844
    Tae Young Corporation        Heavy Construction
      (Korea)                                                             77,500             1,378,458
                                                                                          ------------
                                                                                             4,960,808

    TOTAL COMMON STOCKS (COST: $89,666,109)                                                 81,919,383

SHORT TERM INVESTMENTS--2.2%

REPURCHASE AGREEMENTS--2.2%
    State Street Repurchase Agreement, 5.85% due 1/2/2001             $1,858,000          $  1,858,000

    TOTAL REPURCHASE AGREEMENTS (COST: $1,858,000)                                           1,858,000

    TOTAL SHORT TERM INVESTMENTS (COST: $1,858,000)                                          1,858,000
    Total Investments (Cost $91,524,109)--99.6%                                           $ 83,777,383
    Foreign Currencies (Proceeds $73)--(0.0)%                                                       69
    Other Assets In Excess Of Other Liabilities--0.4% (c)                                      363,018
                                                                                          ------------

    TOTAL NET ASSETS--100%                                                                $ 84,140,470
                                                                                          ============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) Includes portfolio and transaction hedges.

                                 THE OAKMARK INTERNATIONAL SMALL CAP FUND     49

This material must be preceded or accompanied by a prospectus. To order a prospectus, which explains management fees and expenses and the special risks of investing in the funds, visit www.oakmark.com or call 1-800-OAKMARK. Please read the prospectus carefully before investing.

The discussion of investments and investment strategy of the funds represents the investments of the funds and the views of fund managers and Harris Associates L.P., the funds' investment adviser, at the time of this report and are subject to change without notice.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

INVESTING IN VALUE STOCKS PRESENTS THE RISK THAT VALUE STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM GROWTH STOCKS DURING GIVEN PERIODS.

BECAUSE THE OAKMARK SELECT FUND IS NON-DIVERSIFIED, THE PERFORMANCE OF EACH HOLDING WILL HAVE A GREATER IMPACT ON THE FUND'S TOTAL RETURN, AND MAY MAKE THE FUND'S RETURN MORE VOLATILE THAN A MORE DIVERSIFIED FUND.

INVESTING IN FOREIGN SECURITIES PRESENTS RISKS WHICH IN SOME WAY MAY BE GREATER THAN U.S. INVESTMENTS. THOSE RISKS INCLUDE: CURRENCY FLUCTUATION; DIFFERENT REGULATION, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF AVAILABLE INFORMATION; GENERALLY HIGHER TRANSACTION COSTS; AND POLITICAL RISKS.

THE STOCKS OF SMALLER COMPANIES OFTEN INVOLVE MORE RISK THAN THE STOCKS OF LARGER COMPANIES. STOCKS OF SMALL COMPANIES TEND TO BE MORE VOLATILE AND HAVE A SMALLER PUBLIC MARKET THAN STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES, MAY NOT HAVE AS GREAT AN ABILITY TO RAISE ADDITIONAL CAPITAL AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

(1) The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies.
(2) The NASDAQ Composite Index is a market value weighted index of all common stocks listed on NASDAQ.
(3) The MSCI World Index is made up of 20 country sub-indexes, including the stock exchanges of the U.S., Europe, Canada, Australia and New Zealand and the Far East. This index is unmanaged and investors cannot actually make investments in this index.
(4) The MSCI EAFE Index is the Morgan Stanley Europe, Australia, and Far East Index, which is an unmanaged, market-value weighted index designed to measure the overall condition of overseas markets.

5 DURING THE YEAR ENDED DECEMBER 31, 2000, INITIAL PUBLIC OFFERINGS ("IPOS") CONTRIBUTED .59% TO THE PERFORMANCE OF THE OAKMARK SMALL CAP FUND. DURING THE PERIOD FROM MARCH 10, 2000 TO DECEMBER 31, 2000, IPOS CONTRIBUTED .19% TO THE PERFORMANCE OF THE OAKMARK SMALL CAP FUND. AS THE IPO ENVIRONMENT CHANGES AND THE TOTAL ASSETS OF THE FUND GROW, THE IMPACT OF IPOS ON PERFORMANCE IS EXPECTED TO DIMINISH.
6 DURING THE YEAR ENDED DECEMBER 31, 2000, INITIAL PUBLIC OFFERINGS ("IPOS") CONTRIBUTED 1.14% TO THE PERFORMANCE OF THE OAKMARK EQUITY AND INCOME FUND. DURING THE PERIOD FROM MARCH 10, 2000 TO DECEMBER 31, 2000, IPOS CONTRIBUTED .56% TO THE PERFORMANCE OF THE OAKMARK EQUITY AND INCOME FUND. AS THE IPO ENVIRONMENT CHANGES AND THE TOTAL ASSETS OF THE FUND GROW, THE IMPACT OF IPOS ON PERFORMANCE IS EXPECTED TO DIMINISH.
7 DURING THE YEAR ENDED DECEMBER 31, 2000, INITIAL PUBLIC OFFERINGS ("IPOS") CONTRIBUTED 4.18% TO THE PERFORMANCE OF THE OAKMARK GLOBAL FUND. DURING THE PERIOD FROM MARCH 10, 2000 TO DECEMBER 31, 2000, IPOS CONTRIBUTED 2.62% TO THE PERFORMANCE OF THE OAKMARK GLOBAL FUND. SINCE INCEPTION ON AUGUST 4, 1999, IPOS CONTRIBUTED AN ANNUALIZED 5.07% TO THE PERFORMANCE OF THE OAKMARK GLOBAL FUND. AS THE IPO ENVIRONMENT CHANGES AND THE TOTAL ASSETS OF THE FUND GROW, THE IMPACT OF IPOS ON PERFORMANCE IS EXPECTED TO DIMINISH.
(8) The Price-Earnings Ratio ("P/E") is the most common measure of how expensive a stock is.
(9) NAV stands for Net Asset Value. NAV is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities divided by the number of shares outstanding.
(10) Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
(11) The Dow Jones Industrial Average is an unmanaged index that includes only 30 big companies.


50   THE OAKMARK FAMILY OF FUNDS

(12) The Lipper Large Cap Value Fund Index measures the performance of the 30 largest U.S. large-cap value funds tracked by Lipper.
(13) EPS refers to Earnings Per Share and is calculated by dividing total earnings by the number of shares outstanding.
(14) The S&P MidCap 400 is an unmanaged broad market-weighted index of 400 stocks that are in the next tier down from the S&P 500 and that are chosen for market size, liquidity, and industry group representation.
(15) The Lipper Mid Cap Value Fund Index measures the performance of the 30 largest U.S. mid-cap value funds tracked by Lipper.
(16) The performance information for this Fund does not reflect the imposition of a 2% redemption fee on shares held by an investor less than 90 days. The purpose of this redemption fee is to deter market timers.
(17) The Russell 2000 Index is an unmanaged, market-weighted index, with dividends reinvested, of 2,000 small companies, formed by taking the largest 3,000 small companies and eliminating the largest 1,000 of those companies.
(18) The Lipper Small Cap Value Fund Index measures the performance of the 30 largest U.S. small-cap value funds tracked by Lipper.
(19) The S&P Small Cap 600 Index measures the performance of selected U.S. stocks with small market capitalizations.
(20) The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds.
(21) The Lehman Govt./Corp. Bond Index is an unmanaged index that includes the Lehman Government and Lehman Corporate indices.
(22) The SEC refers to the Securities Exchange Commission.
(23) The Lipper Global Fund Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world.
(24) For the one-year period ended December 31, 2000, The Oakmark Global Fund was ranked in the top 2% of funds classified by Morningstar as World Stock funds on a non-risk adjusted basis. For the one-year period, there were 285 funds in the World Stock funds category. The Oakmark Global Fund does not have a Morningstar star rating because it has not been in existence for three years.
(25) EBITDA refers to Earnings Before the deduction of payments for Interest, Taxes, Depreciation and Amortization and is a measure of operating income.
(26) The MSCI World Ex U.S. Index is an unmanaged index made up of 19 country sub-indexes, excluding the U.S.
(27) The Lipper International Fund Index measures the performance of the 30 largest mutual funds that invest in securities whose primary markets are outside the U.S.
(28) For the one-year period ended December 31, 2000, The Oakmark International Fund was ranked in the top 1% of funds classified by Morningstar as Foreign Stock funds on a non-risk adjusted basis. For the one-year period, there were 710 funds in the Foreign Stock funds category. For the three-year and five-year periods ended December 31, 2000, The Oakmark International Fund was ranked in the top 20% and 15% respectively of 1,281 and 773 funds classified by Morningstar as Foreign Stock funds on a non-risk adjusted basis. The Oakmark International Fund has a 4-star rating for three-years ended 12/31/00 and a 4-star rating for five-years ended 12/31/00, measured against the performance of the 1,281 and 773 funds in Morningstar's Foreign Stock funds category during those periods.
     Morningstar proprietary "star" ratings reflect historical risk-adjusted performance as of 12/31/00. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's 3-, 5- and 10-year average annual returns (if applicable) in excess of 90-day T-bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in an investment class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.
(29) The Lipper International Small Cap Average includes 79 mutual funds that invest in small cap securities whose primary markets are outside the U.S.
(30) The Micropal Equity International Small Cap Index is an unmanaged, unweighted index comprised of all funds within the international small company fund sector.


                                                THE OAKMARK FAMILY OF FUNDS   51

[LOGO]
OAKMARK FAMILY OF FUNDS


52   THE OAKMARK FAMILY OF FUNDS

THE OAKMARK FAMILY OF FUNDS
TRUSTEES AND OFFICERS
-------------------------------------------------------------------------------

TRUSTEES

  Michael J. Friduss
  Thomas H. Hayden
  Christine M. Maki
  Victor A. Morgenstern
  Allan J. Reich
  Marv Rotter
  Burton W. Ruder
  Peter S. Voss
  Gary Wilner, M.D.

OFFICERS

  Victor A. Morgenstern--CHAIRMAN
  Robert M. Levy--PRESIDENT
  James P. Benson--VICE PRESIDENT
  Henry R. Berghoef--VICE PRESIDENT
  Kevin G. Grant--VICE PRESIDENT
  David G. Herro--VICE PRESIDENT
  Gregory L. Jackson--VICE PRESIDENT
  Clyde S. McGregor--VICE PRESIDENT
  William C. Nygren--VICE PRESIDENT
  Edward A. Studzinski--VICE PRESIDENT
  Michael J. Welsh--VICE PRESIDENT
  Anita M. Nagler--SECRETARY
  Ann W. Regan--VICE PRESIDENT--
   SHAREHOLDER OPERATIONS AND ASSISTANT SECRETARY
  Kristi L. Rowsell--TREASURER
  John J. Kane--ASSISTANT TREASURER


OTHER INFORMATION

INVESTMENT ADVISER
  Harris Associates L.P.
  Two North LaSalle Street
  Chicago, Illinois 60602-3790

TRANSFER AGENT
  Nvest Services Company, Inc.
  Attention: The Oakmark Family of Funds
  P.O. Box 8510
  Boston, Massachusetts 02266-8510

LEGAL COUNSEL
  Bell, Boyd & Lloyd LLC
  Chicago, Illinois

INDEPENDENT PUBLIC ACCOUNTANTS
   Arthur Andersen LLP
   Chicago, Illinois

FOR MORE INFORMATION:
  Please call 1-800-OAKMARK
  (1-800-625-6275)
  or 617-578-1329

WEBSITE
  www.oakmark.com

24-HOUR NAV HOTLINE
  1-800-GROWOAK (1-800-476-9625)

E-MAIL ADDRESS
  ServiceComments@oakmark.com


This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds. No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.

                            P.O. Box 8510
                        Boston, MA 02266-8510


                               [LOGO]


                            1-800-OAKMARK
                           www.oakmark.com



The Oakmark Funds are distributed by Harris Associates Securities L.P., Member NASD. Date of first use: January 26, 2001.